EXHIBIT 99.2

COLONIAL PROPERTIES TRUST

Supplemental Financial Highlights

4th Quarter of 2008

Colonial Properties Trust

TABLE OF CONTENTS
Overview and Contact Information	3
1. Financial Highlights	4
2. Quarterly Earnings Announcement and Financial Statements
Consolidated Statements of Income	5
Funds from Operations (FFO) Reconciliation / Shares	6
Balance Sheet	7
3. Multifamily
Portfolio Statistics	8
Components of Net Operating Income (NOI)	9
Capitalized Expenses and Maintenance Expenses	9
Same Property Comparisons	10
4. Joint Ventures
Operating Data / Balance Sheet Data	13
Investment Summary	14
Three Month and Twelve Month Income Summary	15
Operational Statistics	17
5. For-Sale Residential Activities	18
6. Consolidated Data
Development Pipeline	19
Significant Property Acquisitions and Dispositions	21
Debt Summary/Coverage Ratios/Covenants/Market Capitalization	22
Supplemental Data / Investment Activities	24
7. Corporate Reconciliations
Revenues / Expenses / NOI	25
NOI from Discontinued Operations/EBITDA	27
SEC Coverage Ratios	28
8. Appendix
Multifamily Community Table	29
Office Property Table	32
Retail Property Table	34
Unconsolidated Joint Venture Summary	35
9. Glossary of Terms	36
Forward Looking Statements
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Certain statements in this supplemental package may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the company’s actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, real estate conditions and markets; performance of affiliates or companies in which we have made investments; uncertainities associated with the timing and amount of real estate acquisitions and dispositions; volatility of for-sale residential markets; changes in operating costs; legislative or regulatory decisions; our ability to continue to maintain our status as a REIT for federal income tax purposes; the cost and availability of new debt financings; volatility of interest rates or capital market conditions; effect of any terrorist activity; or other factors affecting the real estate industry generally.
Except as otherwise required by the federal securities laws, the company assumes no liability to update the information in this supplemental package.
The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Business-Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2008, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, which discuss these and other factors that could adversely affect the Company’s results.
1/30/2009
4Q08
NYSE: CLP

COLONIAL PROPERTIES TRUST
Colonial Properties Trust (NYSE:CLP) is a multifamily real estate investment trust (REIT) that creates additional value for its shareholders by managing commercial assets through joint venture partnerships and pursuing development opportunities in the Sunbelt region of the United States. With a long history as both a private and a public company, the company has a proven track record in real estate operations and development.
Originally founded in 1970, and headquartered in Birmingham, Alabama, Colonial Properties Trust completed its initial public offering in September 1993. The Company, which is included in the S&P SmallCap 600 Index, is listed on the New York Stock Exchange under the symbol “CLP”.
Our commitment to excellence allows us to successfully serve our residents, clients and customers. Our focus on quality, service, value and integrity enable to us to meet our goal of managing a high quality portfolio that focuses on superior investor returns.
COLONIAL PROPERTIES STRATEGY
Achieve Consistent Long-term Performance through:
-	Owning a multifamily portfolio

-	Investing in high growth Sunbelt cities

-	Pursuing strategic acquisition, disposition and development opportunities

-	Achieving operating excellence

-	Managing multifamily, office, retail and mixed-use properties

-	Delivering additional income from the taxable REIT subsidiary (TRS)

-	Ensuring a strong balance sheet and liquidity position
CONTACT INFORMATION

Headquarters	Investor Relations	Transfer Agent
Colonial Properties Trust	Jerry Brewer	Computershare
2101 Sixth Avenue North,	Executive Vice President, Finance	P.O. Box 43010
Suite 750	800-645-3917	Providence, RI 02940-3010
Birmingham, Alabama 35203	704-552-8538 - fax	Inv. Relations: 800-730-6001
205-250-8700		www.computershare.com
205-250-8890 - fax	To receive an Investor Package, please contact:
800-645-3917
www.colonialprop.com	704-643-7970
EQUITY RESEARCH COVERAGE

Bank of America	David Bragg	212-449-8922
BB&T Capital Markets	Craig Kucera / Steve Radanovic	703-245-0909 / 703-245-0907
BMO Capital Markets	Rich Anderson	212-885-4180
Cantor Fitzgerald	Philip Martin	312-469-7485
Citigroup Smith Barney	Michael Bilerman / David Toti	212-816-1383 / 212-816-1909
Green Street Advisors	Taylor Schimkat	949-640-8780
Keefe, Bruyette & Woods	Steve Swett	212-887-3680
Morgan Keegan	Napoleon Overton / Jason Payne	901-579-4865 / 901-531-3327
Standard & Poor’s Research	Raymond Mathis	212-438-9558
UBS	Jeffrey Spector	212-713-6144
Wachovia Capital Markets	Jeff Donnelly	617-603-4262
GUIDANCE

	FYE 2009 Range
Diluted Earnings (Loss) per Share	$(0.15)	$0.10
Plus: Real Estate Depreciation & Amortization	1.50	1.50
Less: Gain on Sale of Operating Properties	—	(0.10)

Total Diluted Funds from Operations (“FFO”) per Share	$1.35	$1.50

Less: Gain on Sale of Development Properties and Land	(0.07)	(0.10)
Gain on Bond or Preferred Stock Repurchases	(0.15)	(0.20)

Operating Funds from Operations per share	$1.13	$1.20

4Q08
NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Highlights
Fourth Quarter 2008
FINANCIAL HIGHLIGHTS

	Three Months Ended				Twelve Months Ended
($ in 000s, except per share and unit data)	12/31/2008		12/31/2007		12/31/2008		12/31/2007
Total property revenues (1)	$82,904		$81,042		$330,251		$406,635

Multifamily property revenues (1)	75,170		74,709		305,962		297,656
Multifamily property NOI (1)	45,979		46,077		184,034		177,986

Management & leasing fee revenues	2,891		5,308		18,629		19,352

EBITDA (2)	53,486		62,012		235,007		281,430

Net income (loss)
Per share — basic (3)(4)	(2.24)		0.07		(1.17)		7.38
Per share — diluted (3)(4)	(2.24)		0.06		(1.17)		7.28

Funds from operations
Per share — basic (3)(4)	(1.62)		0.62		0.03		1.78
Per share — diluted (3)(4)	(1.62)		0.62		0.03		1.76

Dividends per share (5)	0.25		0.50		1.75		2.54

Dividends/EPS (diluted) payout ratio	n/a		833.3%		n/a		34.9%
Dividends/FFO (diluted) payout ratio	n/a		80.6%		n/a		144.3%

Consolidated interest expense (1)	$17,781		$16,779		$69,951		$89,105
Consolidated interest income (1)	(166)		(1,184)		(2,776)		(8,366)

Net interest expense (1)	17,615		15,595		67,175		80,739

Pro-rata share of joint venture interest expense	6,722		7,853		29,169		26,181

Principal amortization	169		171		715		2,895
Preferred dividends & distributions	3,868		4,352		16,024		20,690

Interest coverage ratio (6)	2.2	x	2.5	x	2.4	x	2.4	x
Fixed charge coverage ratio (6)	1.9	x	2.1	x	2.0	x	2.0	x
Fixed charge w/capitalized interest ratio (6)	1.6	x	1.7	x	1.7	x	1.7	x

Multifamily same property NOI Increase (7)	0.1%		5.1%		2.7%		5.2%
(# of apartment homes included)	26,543		24,063		26,543		24,063

	As of	As of
	12/31/2008	12/31/2007
Total assets	$3,150,286	$3,229,830
Total debt	$1,762,019	$1,641,839
Common shares and units, outstanding end of period	57,407	57,269
Share price, end of period (8)	$8.33	$22.63
Preferred shares and units, end of period	$200,281	$225,000
Book equity value, end of period (9)	$1,272,457	$1,460,328
Market equity value, end of period (10)	$478,200	$1,295,997

Debt to total market capitalization ratio (11)	72.2%	51.9%

Unencumbered real estate assets (at cost) to unsecured debt ratio (11)	205.7%	207.9%

(1)	Represents consolidated properties including amounts classified in discontinued operations. For the GAAP reconciliation of revenues, expenses and NOI, see page 25 and 26.

(2)	For a reconciliation of EBITDA, see page 27.

(3)	The three and twelve months ended December 31, 2008 includes $2.05 EPS and FFO per diluted share for a non-cash impairment charge related to the Company’s for-sale residential business and certain development projects. The Company did not record an income tax benefit in the current period related to this non-cash impairment charge. In addition to these charges, the three and twelve months ended December 31, 2008, includes $0.03 EPS and FFO per diluted share of casualty losses related to fire damage at four multifamily apartment communities. See notes to FFO reconciliation on page 6.

(4)	The twelve months ended December 31, 2007 includes $0.47 EPS and FFO per diluted share, net of tax, for a non-cash impairment charge related to the Company’s for-sale residential business. In addition to these charges, the twelve months ended December 31, 2007, includes $0.32 EPS and FFO per diluted share of transaction related and other charges. See notes to FFO reconciliation on page 6.

(5)	Dividends paid during the twelve months ended December 31, 2007 excludes special dividend of $10.75 per share.

(6)	For additional information on these calculations, see page 23.

(7)	Multifamily same-property communities are communities which were owned by the Company and stabilized as of January 1, 2007, as adjusted for dispositions during the year.

(8)	Stock price as of December 31, 2008 and 2007 includes effect of special dividend of $10.75 per share, which was paid during 2007.

(9)	Includes common shares and units and preferred.

(10)	Includes common shares and units.

(11)	Excludes the Company’s pro-rata share of partially-owned unconsolidated debt.
4Q08
NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Fourth Quarter 2008
CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended		Twelve Months Ended
($ in 000s, except per share data)	12/31/2008	12/31/2007	12/31/2008	12/31/2007
Revenue
Minimum Rent	$71,215	$67,000	$276,551	$321,211
Tenant Recoveries	871	793	3,737	11,397
Other Property Related Revenue	9,217	7,970	35,404	32,531
Construction Revenues	1,035	6,441	10,137	38,448
Other Non-Property Related Revenue	2,891	5,308	18,629	19,352

Total Revenue	85,229	87,512	344,458	422,939

Operating Expenses
Operating Expenses:
Property Operating Expenses	21,558	19,379	84,929	93,056
Taxes, Licenses, and Insurance	9,175	8,876	38,806	44,221

Total Property Operating Expenses	30,733	28,255	123,735	137,277

Construction Expenses	1,027	5,400	9,530	34,546
Property Management Expenses	2,024	2,728	8,426	12,178
General and Administrative Expenses	5,763	6,195	23,326	25,650
Management Fee and Other Expenses	2,852	4,716	15,316	15,673
Restructuring Charges	1,028	1,489	1,028	3,019
Investment and Development (1)	3,401	717	4,358	1,516
Depreciation	31,164	22,556	102,237	109,570
Amortization	810	849	3,275	10,582
Impairment and Other Losses (2)(3)	116,550	—	116,550	44,129

Total Operating Expenses	195,352	72,905	407,781	394,140

Income (Loss) from Operations	(110,123)	14,607	(63,323)	28,799

Other Income (Expense)
Interest Expense & Debt Cost Amortization	(19,128)	(18,123)	(75,153)	(92,475)
Gain (Loss) on Retirement of Debt	5,235	—	15,951	(10,363)
Interest Income	166	1,184	2,776	8,359
Income (Loss) from Partially-Owned Investments	(980)	(402)	12,516	11,207
Gain on Sale of Property, net of income taxes of $225 (Q4) and $2,557 (YE) 2008 and $5,161 (Q4) and $6,548 (YE) 2007	1,759	10,204	3,799	314,217
Income Taxes and Other	(147)	97	616	16,088

Total Other Income (Expense)	(13,095)	(7,040)	(39,495)	247,033

Income (Loss) before Minority Interest & Discontinued Operations	(123,218)	7,567	(102,818)	275,832

Minority Interest
Minority Interest of Limited Partners	2	(1,581)	15	(1,335)
Minority Interest in CRLP — Preferred	(1,799)	(1,813)	(7,251)	(7,250)
Minority Interest in CRLP — Common	20,232	(551)	20,015	7,825

Total Minority Interest	18,435	(3,945)	12,779	(760)

Income (Loss) from Continuing Operations	(104,783)	3,622	(90,039)	275,072

Discontinued Operations
Income (Loss) from Discontinued Operations (2)(3)	(957)	2,504	6,243	11,523
Gain on Disposal of Discontinued Operations, net of income taxes of $0 (Q4) and $40 (YE) 2008 and $60 (Q4) and $1,839 (YE) 2007	628	(110)	46,052	91,218
Minority Interest in CRLP — Common	69	(454)	(8,790)	(17,923)
Minority Interest of Limited Partners	(108)	164	(95)	(3,989)

Income (Loss) from Discontinued Operations	(368)	2,104	43,410	80,829

Net Income (Loss)	(105,151)	5,726	(46,629)	355,901

Dividends to Preferred Shareholders	(2,069)	(2,539)	(8,773)	(13,439)
Preferred Share Issuance Costs, Net of Discount	—	—	(27)	(360)

Net Income (Loss) Available to Common Shareholders	$(107,220)	$3,187	$(55,429)	$342,102

Earnings (Loss) per Share — Basic
Continuing Operations	$(2.23)	$0.02	$(2.09)	$5.64
Discontinued Operations	(0.01)	0.05	0.92	1.74

EPS — Basic	$(2.24)	$0.07	$(1.17)	$7.38

Earnings (Loss) per Share — Diluted
Continuing Operations	$(2.23)	$0.02	$(2.09)	$5.56
Discontinued Operations	(0.01)	0.04	0.92	1.72

EPS — Diluted	$(2.24)	$0.06	$(1.17)	$7.28

(1)	Reflects costs incurred related to abandoned pursuits. Abandoned pursuits are volatile and therefore may vary between periods.

(2)	For the three and twelve months ended December 31, 2008, the Company recorded a $116.9 million non-cash impairment charge related to the Company’s for-sale residential business and certain development projects. The Company did not record an income tax benefit in the current period related to this non-cash impairment charge. Of the $116.9 million, $114.9 million is recorded in continuing operations and $2.0 million is recorded in discontinued operations. Additionally, there was $1.7 million in continuing operations for casualty losses recorded as a result of fire damage at four multifamily apartment communities.

(3)	During the twelve months ended December 31, 2007, the Company recorded a $43.3 million non-cash impairment charge ($26.8 million net of income tax) related to the Company’s for-sale residential business. Additionally, in continuing operations, there was $0.8 million recorded as a result of fire damage at two multifamily apartment communities. The Company also recorded a $2.5 million non-cash impairment charge (included in discontinued operations) related to a retail asset that was subsequently sold.
4Q08
NYSE: CLP

FOURTH QUARTER FUNDS FROM OPERATIONS (FFO) RECONCILIATION

	Three Months Ended		Twelve Months Ended
($ in 000s, except per share data)	12/31/2008	12/31/2007	12/31/2008	12/31/2007
Net Income (Loss) Available to Common Shareholders	$(107,220)	$3,187	$(55,429)	$342,102
Minority Interest in CRLP (Operating Ptr Unitholders)	(20,301)	1,005	(11,225)	10,098
Minority Interest in Gain/(Loss) on Sale of Undepreciated Property	—	1,590	—	1,340

Total	(127,521)	5,782	(66,654)	353,540

Adjustments — Consolidated Properties
Depreciation — Real Estate	30,621	22,772	101,035	112,475
Amortization — Real Estate	239	385	1,272	9,608
Remove: Gain/(Loss) on Sale of Property, net of Income Tax and Minority Interest	(2,387)	(10,251)	(49,851)	(401,420)
Include: Gain/(Loss) on Sale of Undepreciated Property, net of Income Tax and Minority Interest	1,359	10,052	7,335	20,240

Total Adjustments — Consolidated	29,832	22,958	59,791	(259,097)

Adjustments — Unconsolidated Properties
Depreciation — Real Estate	4,179	4,806	18,744	16,563
Amortization — Real Estate	1,908	2,296	8,699	7,481
Remove: Gain/(Loss) on Sale of Property	(395)	(397)	(18,943)	(17,296)

Total Adjustments — Unconsolidated	5,692	6,705	8,500	6,748

Funds from Operations (1)(2)(3)	$(91,997)	$35,445	$1,637	$101,191

FFO per Share (1)(2)(3)
Basic	$(1.62)	$0.62	$0.03	$1.78
Diluted	$(1.62)	$0.62	$0.03	$1.76

Operating FFO:
Funds from Operations (1)(2)(3)	$(91,997)	$35,445	$1,637	$101,191
Less: Transaction Income
- Development and Land (Gains) Losses	(1,359)	(10,052)	(7,335)	(20,240)
- Bond / Preferred Repurchase (Gains) Losses	(5,235)	—	(15,924)	360

Operating FFO	$(98,591)	$25,393	$(21,622)	$81,311

Operating FFO per Share
Basic	$(1.73)	$0.45	$(0.38)	$1.43
Diluted	$(1.73)	$0.44	$(0.38)	$1.42

(1)	FFO for the three and twelve months ended December 31, 2008 includes a $116.9 million non-cash impairment charge related to the Company’s for-sale residential business and certain development projects, which is equivalent to $2.05 per share per period. The Company did not record an income tax benefit in the current period related to this non-cash impairment charge. This charge is not added back to net income (loss) for the respective periods when calculating FFO.

(2)	FFO for the twelve months ended December 31, 2007 includes a $43.3 million ($26.8 million, net of income taxes) non-cash impairment charge related to the Company’s for-sale residential business, which is equivalent to $0.47 per share (net of income taxes) per period. This charge is not added back to net income (loss) for the respective periods when calculating FFO.

(3)	FFO for the twelve months ended December 31, 2007 includes an $18.2 million, or $0.32 per share, impact from items recorded during the three months ended June 30, 2008 related to the Company’s strategic transactions that occurred in the second quarter of 2007. The transaction related and other charges are comprised of the following: 1) prepayment penalties on the retirement of debt of $29.2 million, offset by the write-off of $16.4 million of the mark-to-market intangibles and debt costs on the associated debt repaid, 2) severance charges of $1.5 million, 3) a $1.4 million charge resulting from the initiation of the Company’s defined benefit pension plan termination, and 4) an impairment charge of $2.5 million related to the sale of one of the non-core retail assets. These charges are not added back to net income for the respective period when calculating FFO.
FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT), means income (loss) before minority interest (determined in accordance with GAAP), excluding gains (losses) from debt restructuring and sales of depreciated property, plus real estate depreciation and after adjustments for unconsolidated partnerships and joint ventures. FFO is presented to assist investors in analyzing the Company’s performance. The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry.
The Company defines Operating FFO as FFO excluding gains on the sale of land and development properties and gains on the repurchase of bonds and preferred shares. The Company believes Operating FFO is an important supplemental measure because it provides a measure of operating performance. While land and development gains or the repurchase of debt/preferred shares are components of our current business plan, the timing and amount of these transactions can vary significantly between periods.
The Company’s method of calculating FFO and Operating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. Neither FFO nor Operating FFO should be considered (1) as an alternative to net income (determined in accordance with GAAP), (2) as an indicator of financial performance, (3) as cash flow from operating activities (determined in accordance with GAAP) or (4) as a measure of liquidity nor is it indicative of sufficient cash flow to fund all of our needs, including our ability to make distributions.
FOURTH QUARTER SHARES AND UNITS OUTSTANDING, WEIGHTED

	Three Months Ended		Twelve Months Ended
(shares and units in 000s)	12/31/2008	12/31/2007	12/31/2008	12/31/2007
Basic
Shares	47,796	46,656	47,231	46,356
Operating Partnership Units (OP Units)	9,157	10,193	9,673	10,367

Total Shares & OP Units	56,953	56,849	56,904	56,723

Dilutive Common Share Equivalents	—	424	—	653

Diluted (1)
Shares	47,796	47,080	47,231	47,009
Total Shares & OP Units	56,953	57,273	56,904	57,376

Notes:

(1)	For periods where the Company reported a net loss from continuing operations (after preferred dividends), the effect of dilutive shares has been excluded from per share computations as including such shares would be anti-dilutive.
4Q08
NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Fourth Quarter 2008
BALANCE SHEET

	As of	As of
($ in 000s)	12/31/2008	12/31/2007
ASSETS
Real Estate Assets
Operating Properties	$2,897,779	$2,431,082
Undeveloped Land & Construction in Progress	380,676	531,410

Total Real Estate, before Depreciation	3,278,455	2,962,492

Less: Accumulated Depreciation	(406,444)	(290,134)
Real Estate Assets Held for Sale, net	102,699	253,641

Net Real Estate Assets	2,974,710	2,925,999

Cash and Equivalents	9,185	93,033
Restricted Cash	29,766	10,005
Accounts Receivable, net	18,713	25,534
Notes Receivable	2,946	30,756
Prepaid Expenses	5,332	8,845
Deferred Debt and Lease Costs	16,783	15,636
Investment in Unconsolidated Subsidiaries	46,221	69,682
Other Assets	46,630	50,340

Total Assets	$3,150,286	$3,229,830

LIABILITIES
Long-Term Liabilities
Unsecured Credit Facility	$311,630	$39,316
Notes and Mortgages Payable	1,450,389	1,575,921
Mortgages Payable Related to Real Estate Assets Held for Sale	—	26,602

Total Long-Term Liabilities	1,762,019	1,641,839

Other Liabilities	115,810	127,663

Total Liabilities	1,877,829	1,769,502

MINORITY INTEREST & EQUITY

Limited Partners’ Interest in Consolidated Partnership	1,943	2,439

Preferred Shares and Units, at Liquidation Value
Series B 7 1/4%, Preferred Units	100,000	100,000
Series D 8 1/8%, Preferred Shares	100,281	125,000

Total Preferred Shares and Units, at Liquidation Value	200,281	225,000

Common Equity, including Minority Interest in Operating Partnership	1,070,233	1,232,889

Total Equity, including Minority Interest	1,272,457	1,460,328

Total Liabilities and Equity	$3,150,286	$3,229,830

SHARES & UNITS OUTSTANDING, END OF PERIOD

	As of	As of
(shares and units in 000s)	12/31/2008	12/31/2007
Basic
Shares	48,546	47,216
Operating Partnership Units (OP Units)	8,861	10,053

Total Shares & OP Units	57,407	57,269
4Q08
NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Statistics
Fourth Quarter 2008
COMMUNITY PORTFOLIO AT DECEMBER 31, 2008 (In apartment homes)

	Same	Non Same	Wholly	Joint	Stabilized	Completed in	Total	Current
	Property	Property	Owned	Venture (1)	Operating	Lease-Up	Operating	Developments	Total

Atlanta	3,282	—	3,282	72	3,354	—	3,354	—	3,354
Austin	1,910	—	1,910	140	2,050	—	2,050	662	2,712
Birmingham	1,262	—	1,262	203	1,465	—	1,465	—	1,465
Charleston	1,578	—	1,578	—	1,578	—	1,578	—	1,578
Charlotte	3,268	1,296	4,564	—	4,564	301	4,865	—	4,865
Dallas	2,468	—	2,468	—	2,468	—	2,468	—	2,468
Fort Worth	2,012	—	2,012	29	2,041	—	2,041	—	2,041
Huntsville	836	—	836	—	836	—	836	—	836
Orlando	1,756	—	1,756	—	1,756	—	1,756	—	1,756
Phoenix	180	772	952	—	952	—	952	—	952
Raleigh	1,714	250	1,964	138	2,102	—	2,102	—	2,102
Richmond	1,700	—	1,700	—	1,700	—	1,700	—	1,700
Savannah	837	312	1,149	—	1,149	288	1,437	—	1,437
Other	3,740	591	4,331	148	4,479	113	4,592	380	4,972

Total Portfolio	26,543	3,221	29,764	730	30,494	702	31,196	1,042	32,238

(1)	Joint venture units shown represents the Company’s pro-rata share of total units. There are 4,246 total units at the Company’s partially-owned apartment communities, including 324 units at an apartment community which is currently in lease-up.

FOURTH QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION (2)			PHYSICAL OCCUPANCY (3)
		Total NOI
	Same Property	Incl. JVs at	Dec 31	Sept 30	Jun 30	Mar 31	Dec 31
	Communities	Pro Rata % (4)	2008	2008	2008	2008	2007

Atlanta	13.9%	12.2%	95.0%	97.2%	97.0%	96.3%	95.7%
Austin	6.1%	6.5%	94.9%	95.8%	96.2%	97.0%	95.2%
Birmingham	4.3%	4.2%	96.7%	97.7%	97.7%	96.3%	95.9%
Charleston	5.6%	4.5%	91.4%	94.6%	95.9%	96.0%	96.7%
Charlotte	10.9%	15.0%	92.9%	95.7%	93.6%	93.2%	95.1%
Dallas	7.6%	6.5%	95.1%	95.5%	96.3%	96.5%	96.4%
Fort Worth	7.5%	6.5%	95.9%	98.2%	96.3%	96.8%	96.9%
Huntsville	3.5%	3.0%	97.2%	96.7%	97.1%	98.1%	95.1%
Orlando	8.4%	7.2%	94.6%	98.0%	97.1%	97.1%	96.3%
Phoenix	1.0%	3.7%	93.2%	95.3%	96.3%	95.6%	96.3%
Raleigh	6.8%	6.9%	94.6%	96.4%	95.6%	96.0%	96.8%
Richmond	7.2%	6.2%	95.9%	97.0%	96.6%	96.5%	96.6%
Savannah	3.5%	5.3%	91.5%	95.2%	95.0%	96.3%	96.8%
Other	13.7%	12.3%	92.0%	93.8%	95.6%	96.3%	95.1%

Total Portfolio	100.0%	100.0%	94.1%	96.0%	95.9%	96.0%	95.9%

Same Property			94.3%	96.1%	96.0%	96.3%	96.1%

(2)	For the GAAP reconciliation of revenues, expenses and NOI, see page 25 and 26.

(3)	Occupancy figures include apartment homes held through joint venture investments but exclude condominiums and communities in lease-up or under development. For a detailed occupancy listing by property, see Multifamily Portfolio Occupancy Listing on page 29.

(4)	Based on total NOI from wholly-owned operating communities and the Company’s pro-rata share of total NOI from joint-venture communities.
4Q08
NYSE: CLP

COLONIAL PROPERTIES TRUST
Components of Property Net Operating Income and Capitalized Expenditures for Multifamily Portfolio
Fourth Quarter 2008
($ in 000s, except property data and per unit amounts)
COMPONENTS OF PROPERTY NET OPERATING INCOME (1)

	Apartment	Three Months Ended			Twelve Months Ended
	Homes	12/31/2008	12/31/2007	Change	12/31/2008	12/31/2007	Change
Property Revenues
Same Property Communities (2)	26,543	$65,349	$64,988	$361	$262,598	$257,019	$5,579
Non-Same Property Communities	3,221	8,053	5,635	2,418	30,533	18,221	12,312
Joint Venture Communities (3)	730	1,861	1,595	266	7,445	6,077	1,368
Development and Lease Up Communities	1,744	1,815	24	1,791	3,190	27	3,163
Dispositions / Other	—	195	4,938	(4,743)	10,757	26,598	(15,841)

Total Property Revenues	32,238	$77,273	$77,180	$93	$314,523	$307,942	$6,581

Property Expenses
Same Property Communities (2)	26,543	$24,352	$24,030	$322	$100,986	$99,609	$1,377
Non-Same Property Communities	3,221	2,982	2,981	1	12,270	8,629	3,641
Joint Venture Communities (3)	730	809	690	119	3,391	2,732	659
Development and Lease Up Communities	1,744	1,294	31	1,263	3,318	67	3,251
Dispositions / Other	—	345	2,043	(1,698)	4,983	13,801	(8,818)

Total Property Expenses	32,238	$29,782	$29,775	$7	$124,948	$124,838	$110

Property Net Operating Income
Same Property Communities (2)	26,543	$40,997	$40,958	$39	$161,612	$157,410	$4,202
Non-Same Property Communities	3,221	5,071	2,654	2,417	18,263	9,592	8,671
Joint Venture Communities (3)	730	1,052	905	147	4,054	3,345	709
Development and Lease Up Communities	1,744	521	(7)	528	(128)	(40)	(88)
Dispositions / Other	—	(150)	2,895	(3,045)	5,774	12,797	(7,023)

Total Property Net Operating Income	32,238	$47,491	$47,405	$86	$189,575	$183,104	$6,471
CAPITALIZED EXPENDITURES

	Apartment	Three Months Ended			Twelve Months Ended
	Homes	12/31/2008	12/31/2007	Change	12/31/2008	12/31/2007	Change
Capitalized Expenses
Same Property Communities (2)	26,543	$5,763	$10,213	$(4,450)	$18,698	$24,975	$(6,277)
Non-Same Property Communities	3,221	603	1,108	(505)	3,519	2,132	1,387
Joint Venture Communities	730	106	428	(322)	604	1,207	(603)
Development and Lease Up Communities	1,744	92	—	92	207	—	207
Dispositions / Other	—	(100)	744	(844)	(352)	3,220	(3,572)

Total Property Capitalized Expenses	32,238	6,464	12,493	(6,029)	22,676	31,534	(8,858)

Capitalized Expenses per Unit
Same Property Communities (2)	26,543	$217	$385	$(168)	$704	$941	$(237)
Non-Same Property Communities	3,221	187	344	(157)	1,092	662	430
Joint Venture Communities	730	145	587	(442)	828	1,654	(826)

Total Per Unit	30,494	$212	$410	$(198)	$744	$1,035	$(291)

(1)	For the GAAP reconciliation of revenues, expenses and NOI, see page 25 and 26.

(2)	The 2007 same property data reflects results of the 2008 same property portfolio, as adjusted for dispostions during the year and including straight line rents.

(3)	Includes the Company’s pro-rata share of apartment homes, revenues, expenses and NOI from partially-owned unconsolidated communities.
4Q08
NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Same Property Quarter Comparisons
Fourth Quarter 2008
($ in 000s, except property data amounts)
REVENUES, EXPENSES & NOI FOR THE THREE MONTHS ENDED DECEMBER 31, 2008

	Revenues			Expenses			NOI
	4Q08	4Q07	% Chg	4Q08	4Q07	% Chg	4Q08	4Q07	% Chg

Atlanta	$8,906	$8,935	(0.3%)	$3,204	$3,359	(4.6%)	$5,702	$5,576	2.3%
Austin	4,647	4,554	2.0%	2,151	1,966	9.4%	2,495	2,588	(3.6%)
Birmingham	2,806	2,792	0.5%	1,038	991	4.7%	1,768	1,802	(1.9%)
Charleston	3,646	3,851	(5.3%)	1,370	1,298	5.5%	2,276	2,553	(10.8%)
Charlotte	7,303	7,193	1.5%	2,818	2,746	2.6%	4,485	4,447	0.9%
Dallas	5,601	5,381	4.1%	2,488	2,433	2.3%	3,114	2,948	5.6%
Fort Worth	5,086	4,919	3.4%	2,029	2,018	0.5%	3,058	2,901	5.4%
Huntsville	2,121	2,116	0.2%	681	651	4.6%	1,439	1,464	(1.7%)
Orlando	5,390	5,349	0.8%	1,961	1,841	6.5%	3,429	3,508	(2.3%)
Phoenix	545	619	(12.0%)	142	218	(34.9%)	403	401	0.5%
Raleigh	4,182	4,065	2.9%	1,405	1,479	(5.0%)	2,777	2,585	7.4%
Richmond	4,338	4,131	5.0%	1,375	1,383	(0.6%)	2,963	2,748	7.8%
Savannah	2,057	2,208	(6.8%)	638	675	(5.5%)	1,418	1,533	(7.5%)
Other	8,721	8,875	(1.7%)	3,052	2,972	2.7%	5,669	5,904	(4.0%)

Total Same Property (1)	$65,349	$64,988	0.6%	$24,352	$24,030	1.3%	$40,996	$40,958	0.1%

	Apartment
	Homes	% of NOI	Physical Occupancy			Weighted Average Rental Rate (2)
	Included	Contribution	4Q08	4Q07	% Chg	4Q08	4Q07	% Chg

Atlanta	3,282	13.9%	95.0%	95.7%	(0.8%)	$849	$857	(1.0%)
Austin	1,910	6.1%	95.1%	95.3%	(0.2%)	755	735	2.8%
Birmingham	1,262	4.3%	96.8%	95.9%	1.0%	728	715	1.8%
Charleston	1,578	5.6%	91.4%	96.7%	(5.3%)	758	770	(1.6%)
Charlotte	3,268	10.9%	93.3%	95.4%	(2.1%)	704	692	1.8%
Dallas	2,468	7.6%	95.1%	96.4%	(1.4%)	707	695	1.7%
Fort Worth	2,012	7.5%	96.0%	96.9%	(0.9%)	759	744	2.0%
Huntsville	836	3.5%	97.2%	95.1%	2.2%	763	756	0.9%
Orlando	1,756	8.4%	94.6%	96.2%	(1.6%)	954	969	(1.5%)
Phoenix	180	1.0%	97.2%	98.9%	(1.7%)	1,009	1,126	(10.4%)
Raleigh	1,714	6.8%	94.5%	97.2%	(2.7%)	760	741	2.6%
Richmond	1,700	7.2%	95.9%	96.6%	(0.8%)	812	790	2.8%
Savannah	837	3.5%	90.6%	97.5%	(6.9%)	835	800	4.5%
Other	3,740	13.7%	91.9%	95.2%	(3.3%)	772	778	(0.8%)

Total Same Property (1)	26,543	100.0%	94.3%	96.1%	(1.8%)	$779	$774	0.7%

(1)	Same-property communities are communities which were owned by the Company and stabilzed as of January 1, 2007, as adjusted for dispositions during the year. The 2007 same property data reflects results of the 2008 same property portfolio, as adjusted for dispostions during the year and including straight line rents.

(2)	Weighted average rental rates are the Company’s market rental rates after “loss to lease” and concessions, but before vacancy and bad debt.
For the GAAP reconciliation of revenues, expenses and NOI, see page 25 and 26.
4Q08
NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Same Property Year-to-Date Comparisons
Fourth Quarter 2008
($ in 000s, except property data amounts)
REVENUES, EXPENSES & NOI FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2008

	Revenues			Expenses			NOI
	2008	2007	% Chg	2008	2007	% Chg	2008	2007	% Chg

Atlanta	$35,975	$35,358	1.7%	$13,547	$13,838	(2.1%)	$22,428	$21,520	4.2%
Austin	18,636	18,002	3.5%	8,555	8,132	5.2%	10,081	9,869	2.1%
Birmingham	11,270	11,075	1.8%	4,304	4,417	(2.6%)	6,965	6,658	4.6%
Charleston	15,161	15,248	(0.6%)	5,556	5,470	1.6%	9,605	9,778	(1.8%)
Charlotte	29,084	28,534	1.9%	11,592	11,272	2.8%	17,492	17,261	1.3%
Dallas	22,337	21,086	5.9%	10,155	9,634	5.4%	12,183	11,452	6.4%
Fort Worth	20,229	18,905	7.0%	8,873	8,335	6.5%	11,357	10,571	7.4%
Huntsville	8,411	8,132	3.4%	2,821	2,795	0.9%	5,589	5,336	4.7%
Orlando	21,420	21,497	(0.4%)	7,656	7,573	1.1%	13,765	13,923	(1.1%)
Phoenix	2,317	2,440	(5.0%)	678	816	(16.9%)	1,639	1,624	0.9%
Raleigh	16,712	15,822	5.6%	6,142	6,027	1.9%	10,570	9,795	7.9%
Richmond	17,032	16,460	3.5%	5,745	5,799	(0.9%)	11,287	10,662	5.9%
Savannah	8,432	8,597	(1.9%)	2,739	3,071	(10.8%)	5,693	5,526	3.0%
Other	35,581	35,864	(0.8%)	12,623	12,428	1.6%	22,958	23,436	(2.0%)

Total Same Property (1)	$262,598	$257,019	2.2%	$100,986	$99,609	1.4%	$161,612	$157,411	2.7%

	Apartment
	Homes	% of NOI	Physical Occupancy			Weighted Average Rental Rate (2)
	Included	Contribution	2008	2007	% Chg	2008	2007	% Chg

Atlanta	3,282	13.9%	95.0%	95.7%	(0.8%)	$859	$853	0.8%
Austin	1,910	6.2%	95.1%	95.3%	(0.2%)	753	724	4.1%
Birmingham	1,262	4.3%	96.8%	95.9%	1.0%	717	708	1.2%
Charleston	1,578	5.9%	91.4%	96.7%	(5.3%)	761	758	0.5%
Charlotte	3,268	10.8%	93.3%	95.4%	(2.1%)	703	695	1.2%
Dallas	2,468	7.5%	95.1%	96.4%	(1.4%)	706	689	2.4%
Fort Worth	2,012	7.0%	96.0%	96.9%	(0.9%)	762	738	3.2%
Huntsville	836	3.5%	97.2%	95.1%	2.2%	759	742	2.2%
Orlando	1,756	8.5%	94.6%	96.2%	(1.6%)	962	975	(1.4%)
Phoenix	180	1.0%	97.2%	98.9%	(1.7%)	1,069	1,156	(7.6%)
Raleigh	1,714	6.5%	94.5%	97.2%	(2.7%)	757	725	4.4%
Richmond	1,700	7.0%	95.9%	96.6%	(0.8%)	807	779	3.6%
Savannah	837	3.5%	90.6%	97.5%	(6.9%)	813	809	0.5%
Other	3,740	14.0%	91.9%	95.2%	(3.3%)	772	770	0.2%

Total Same Property (1)	26,543	100.0%	94.3%	96.1%	(1.8%)	$779	$768	1.5%

(1)	Same-property communities are communities which were owned by the Company and stabilzed as of January 1, 2007, as adjusted for dispositions during the year. The 2007 same property data reflects results of the 2008 same property portfolio, as adjusted for dispostions during the year and including straight line rents.

(2)	Weighted average rental rates are the Company’s market rental rates after “loss to lease” and concessions, but before vacancy and bad debt.
For the GAAP reconciliation of revenues, expenses and NOI, see page 25 and 26.
4Q08
NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Same Property Sequential Quarter Comparisons
Fourth Quarter 2008
($ in 000s, except property data amounts)
SAME PROPERTY SEQUENTIAL COMPARISON OF REVENUES, EXPENSES & NOI

	Revenues			Expenses			NOI
	4Q08	3Q08	% Chg	4Q08	3Q08	% Chg	4Q08	3Q08	% Chg

Atlanta	$8,906	$9,059	(1.7%)	$3,204	$3,611	(11.3%)	$5,702	$5,449	4.6%
Austin	4,647	4,697	(1.1%)	2,151	2,295	(6.3%)	2,495	2,403	3.9%
Birmingham	2,806	2,881	(2.6%)	1,038	1,124	(7.6%)	1,768	1,757	0.6%
Charleston	3,646	3,771	(3.3%)	1,370	1,495	(8.3%)	2,276	2,276	0.0%
Charlotte	7,303	7,396	(1.3%)	2,818	3,042	(7.4%)	4,485	4,354	3.0%
Dallas	5,601	5,583	0.3%	2,488	2,735	(9.1%)	3,114	2,847	9.4%
Fort Worth	5,086	5,119	(0.6%)	2,029	2,526	(19.7%)	3,058	2,593	17.9%
Huntsville	2,121	2,131	(0.5%)	681	715	(4.7%)	1,439	1,416	1.7%
Orlando	5,390	5,416	(0.5%)	1,961	2,012	(2.5%)	3,429	3,404	0.7%
Phoenix	545	551	(2.1%)	142	175	(19.1%)	403	382	5.7%
Raleigh	4,182	4,221	(0.9%)	1,405	1,706	(17.7%)	2,777	2,515	10.4%
Richmond	4,338	4,266	1.7%	1,375	1,499	(8.3%)	2,963	2,767	7.1%
Savannah	2,057	2,186	(5.9%)	638	717	(11.0%)	1,418	1,469	(3.4%)
Other	8,721	8,915	(2.2%)	3,052	3,375	(9.5%)	5,669	5,540	2.3%

Total Same Property (1)	$65,349	$66,197	-1.3%	$24,352	$27,026	-9.9%	$40,998	$39,170	4.7%

	Apartment
	Homes	% of NOI	Physical Occupancy			Weighted Average Rental Rate (2)
	Included	Contribution	4Q08	3Q08	% Chg	4Q08	3Q08	% Chg

Atlanta	3,282	13.9%	95.0%	97.2%	(2.2%)	$849	$860	(1.3%)
Austin	1,910	6.1%	95.1%	95.9%	(0.8%)	755	757	(0.2%)
Birmingham	1,262	4.3%	96.8%	97.9%	(1.0%)	728	712	2.3%
Charleston	1,578	5.6%	91.4%	94.6%	(3.2%)	758	757	0.1%
Charlotte	3,268	10.9%	93.3%	95.6%	(2.4%)	704	705	(0.1%)
Dallas	2,468	7.6%	95.1%	95.5%	(0.4%)	707	707	(0.0%)
Fort Worth	2,012	7.5%	96.0%	98.3%	(2.3%)	759	765	(0.8%)
Huntsville	836	3.5%	97.2%	96.7%	0.6%	763	757	0.7%
Orlando	1,756	8.4%	94.6%	98.0%	(3.4%)	954	961	(0.7%)
Phoenix	180	1.0%	97.2%	93.9%	3.3%	1,009	1,047	(3.6%)
Raleigh	1,714	6.8%	94.5%	96.8%	(2.4%)	760	760	0.0%
Richmond	1,700	7.2%	95.9%	97.0%	(1.1%)	812	811	0.1%
Savannah	837	3.5%	90.6%	95.6%	(5.0%)	835	821	1.7%
Other	3,740	13.7%	91.9%	93.4%	(1.4%)	772	774	(0.3%)

Total Same Property (1)	26,543	100.0%	94.3%	96.1%	(1.8%)	$779	$781	(0.2%)

(1)	Same-property communities are communities which were owned by the Company and stabilzed as of January 1, 2007, as adjusted for dispositions during the year. The 2007 same property data reflects results of the 2008 same property portfolio, as adjusted for dispostions during the year and including straight line rents.

(2)	Weighted average rental rates are the Company’s market rental rates after “loss to lease” and concessions, but before vacancy and bad debt.
4Q08
NYSE: CLP

COLONIAL PROPERTIES TRUST
Unconsolidated Joint Ventures
($ in 000s)
Joint Venture Operations

	Three Months Ended		Twelve Months Ended
	12/31/2008	12/31/2007	12/31/2008	12/31/2007
OPERATING DATA (1)

Property Revenues
Rental revenues	$17,461	$20,362	$74,553	$67,274
Other property revenues	1,059	1,129	3,936	3,496

Total property revenues	18,520	21,491	78,489	70,770

Property Expenses
Property operating and maintenance	4,892	5,469	19,027	17,966
Taxes, license and insurance	1,932	2,593	9,043	8,712

Total property expenses	6,824	8,062	28,070	26,678

Net Operating Income (NOI)	11,696	13,429	50,419	44,092

Other Income (Expenses)
Interest, net	(6,790)	(7,749)	(29,438)	(26,386)
Depreciation and amortization (2)	(6,087)	(7,102)	(27,443)	(24,044)
Other	(194)	623	35	249

Total other expenses	(13,071)	(14,228)	(56,846)	(50,181)

Gain on sale of properties, net	395	397	18,943	17,296

Equity in income of joint ventures	$(980)	$(402)	$12,516	$11,207

	As of
	12/31/2008	12/31/2007
BALANCE SHEET DATA (3)

Real estate assets, net	$3,187,826	$3,819,842
Other assets, net	316,443	342,894

Total assets	$3,504,269	$4,162,736

Notes payable	$2,711,059	$3,200,756
Notes payable to Colonial (4)	—	23,390
Other liabilities	155,812	115,346

Total liabilities	2,866,871	3,339,492

Member’s equity	637,398	823,244

Total liabilities and member’s equity	$3,504,269	$4,162,736

Colonial’s equity investment (5)	$46,221	$69,682
Colonial’s pro-rata share of debt	$476,313	$544,208

(1)	Operating data represents the Company’s pro-rata share of revenues, expenses and NOI.

(2)	Includes amortization of excess basis differences for certain joint ventures.

(3)	Balance sheet data reported at 100%.

(4)	The Company began consolidating the Regents Park Joint Venture (Phase I) in its financial statements as of September 30, 2008.

(5)	Includes distributions in excess of investment balance for certain joint ventures.
4Q08
NYSE: CLP

COLONIAL PROPERTIES TRUST
Investments in Real Estate Joint Ventures
As of December 31, 2008
(in thousands)

								Average
			Gross			Weighted	Weighted	Remaining
	Number of	Total	Investment in	Construction in	Mortgages and	Ownership	Average	Term (in	% Fixed	% Variable
Venture	Properties	Units/GLA	Real Estate (1)	Progress	Notes Payable	Interest	Interest Rate	months)	Rate	Rate
MULTIFAMILY
CMS	5	1,548	$118,699	$—	$100,756	21%	5.70%	39	69.00%	31.00%
DRA	4	1,358	105,881	—	71,043	17%	4.92%	16	100.00%	—
Development	1	541	67	6,703	—	25%	—	—	—	—
Other (2)	5	1,340	138,789	5,796	101,773	20%	4.29%	57	50.71%	49.29%

Total Multifamily	15	4,787	$363,436	$12,499	$273,572

OFFICE
DRA/CRT (3)	17	8,411	$1,295,310	$6,669	$940,890	15%	3.87%	20	42.39%	57.61%
DRA/CLP (4)	18	5,234	940,890	—	741,907	15%	5.61%	66	100.00%	—
UBS/CLP Mansell	2	689	142,763	8,107	92,690	15%	6.15%	91	100.00%	—
Huntsville TIC (5)	9	1,702	226,514	—	107,540	10%	6.47%	107	100.00%	—
Other	1	30	2,911	—	1,005	33%	8.10%	73	100.00%	—

Total Office	47	16,066	$2,608,388	$14,776	$1,884,032

RETAIL
OZRE (6)	11	2,983	$363,721	$—	$292,714	17%	6.31%	67	100.00%	—
Craft Farms	1	345	53,809	—	43,000	15%	2.95%	7	—	100.00%
Parkway Place	1	636	89,210	—	57,756	50%	1.45%	5	—	100.00%
Turkey Creek	2	546	79,749	—	65,000	50%	6.03%	92	100.00%	—
Other	5	1,328	116,967	22,838	94,985	28%	4.11%	32	34.31%	65.69%

Total Retail	20	5,838	$703,456	$22,838	$553,455

	82		$3,675,280	$50,113	$2,711,059

(1)	Represents gross investment in real estate at 100% (excluding depreciation).

(2)	The Company began consolidating the Regents Park Joint Venture (Phase I) in its financial statements as of September 30, 2008.

(3)	As of December 31, 2008, this joint venture included 17 office properties located in Ft. Lauderdale, Jacksonville and Orlando, Florida; Atlanta, Georgia; Charlotte, North Carolina; Memphis, Tennessee and Houston, Texas.

(4)	As of December 31, 2008, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.

(5)	During the twelve months ended December 31, 2008, the Company disposed of a portion of its interest in this joint venture through a series of ten transactions. Effectively, the Company’s interest has been reduced from 40% to 10%.

(6)	As of December 31, 2008, this joint venture included 11 retail properties located in Birmingham, Alabama; Jacksonville, Orlando, Punta Gorda and Tampa, Florida; Athens, Georgia and Houston, Texas.
For a detailed schedule of partially-owned unconsolidated assets, see page 35.
4Q08
NYSE: CLP

COLONIAL PROPERTIES TRUST
Operating Joint Venture Income Summary
Three Months Ended December 31, 2008
(in thousands)

									Colonial Share of
	Total	Operating	Net Operating		Other Income	Gain (Loss)	Depreciation &	Net Income	Net Income (Loss)
Venture	Revenues	Expenses	Income	Interest Expense	(Expenses)	on Sale	Amortization	(Loss)	(1)
MULTIFAMILY
CMS	$3,922	$1,801	$2,122	$1,444	$39	$—	$1,128	$(412)	$(74)
DRA	4,509	2,094	2,414	1,296	9	7,407	1,038	7,497	438
Development	—	—	—	—	—	—	—	—	—
Other (2)	3,071	1,546	1,525	1,327	(3)	—	1,320	(1,125)	(160)

Total Multifamily	$11,502	$5,441	$6,061	$4,067	$45	$7,407	$3,486	$5,960	$204

OFFICE
DRA/CRT (3)	$40,227	$19,547	$20,680	$12,281	$(750)	$—	$16,622	$(8,973)	$(1,142)
DRA/CLP (4)	28,900	11,578	17,322	10,693	127	—	11,768	(5,013)	(164)
UBS/CLP Mansell	3,928	1,564	2,364	1,426	34	—	1,714	(741)	(51)
Huntsville TIC	6,322	2,339	3,984	3,249	26	—	3,188	(2,428)	(153)
Other	138	45	92	19	—	—	14	59	27

Total Office	$79,515	$35,073	$44,442	$27,668	$(563)	$—	$33,306	$(17,096)	$(1,483)

RETAIL
OZRE (5)	8,263	1,979	6,284	4,845	(27)	—	3,409	(1,996)	(132)
Craft Farms	494	557	(62)	538	17	—	167	(751)	(109)
Parkway Place	2,931	929	2,002	845	—	—	698	459	231
Turkey Creek	2,636	504	2,132	994	(194)	—	911	32	42
Other	2,815	570	2,246	1,223	(34)	137	564	562	267

Total Retail	$17,139	$4,539	$12,602	$8,445	$(238)	$137	$5,749	$(1,694)	$299

	$108,156	$45,053	$63,105	$40,180	$(756)	$7,544	$42,541	$(12,830)	$(980)

Results of operations presented represents 100% of the operations for the properties in these joint ventures.
For a detailed schedule of partially-owned unconsolidated assets, see page 35.

(1)	Includes amortization or release of excess basis differences and management fee eliminations for certain joint ventures.

(2)	The Company began consolidating the Regents Park Joint Venture (Phase I) in its financial statements as of September 30, 2008.

(3)	As of December 31, 2008, this joint venture included 17 office properties located in Ft. Lauderdale, Jacksonville and Orlando, Florida; Atlanta, Georgia; Charlotte, North Carolina; Memphis, Tennessee and Houston, Texas.

(4)	As of December 31, 2008, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.

(5)	As of December 31, 2008, this joint venture included 11 retail properties located in Birmingham, Alabama; Jacksonville, Orlando, Punta Gorda and Tampa, Florida; Athens, Georgia and Houston, Texas.
4Q08
NYSE: CLP

COLONIAL PROPERTIES TRUST
Operating Joint Venture Income Summary
Twelve Months Ended December 31, 2008
(in thousands)

									Colonial Share of
	Total	Operating	Net Operating	Interest	Other Income	Gain (Loss)	Depreciation &	Net Income	Net Income (Loss)
Venture	Revenues	Expenses	Income	Expense	(Expenses)	on Sale	Amortization	(Loss)	(1)
MULTIFAMILY
CMS	$15,611	$7,594	$8,016	$5,730	$17	$(257)	$4,938	$(2,891)	$(575)
DRA	18,541	8,542	9,999	5,080	63	7,407	4,713	7,677	476
Development	—	9	(9)	82	—	5,262	—	5,171	(14)
Other (2)	13,826	7,615	6,211	6,321	—	13,091	5,351	7,629	(1,100)

Total Multifamily	$47,978	$23,760	$24,217	$17,213	$80	$25,503	$15,002	$17,586	$(1,213)

OFFICE
DRA/CRT (3)	$170,367	$72,723	$97,644	$50,977	$(3,049)	$—	$63,610	$(19,993)	$(1,694)
DRA/CLP (4)	116,740	46,633	70,107	42,541	811	—	46,269	(17,892)	(398)
UBS/CLP Mansell	15,880	5,713	10,167	5,705	49	(3)	7,866	(3,357)	(268)
Huntsville TIC (5)	24,662	8,200	16,462	13,170	92	—	14,193	(10,809)	4,063
Other	682	283	400	87	1	—	57	257	116

Total Office	$328,331	$133,552	$194,780	$112,480	$(2,096)	$(3)	$131,995	$(51,794)	$1,819

RETAIL
GPT (6)	$8,191	$3,041	$5,150	$3,076	$(318)	$—	$3,508	$10,400	$11,977
OZRE (7)	34,177	9,142	25,035	18,666	42	—	16,713	(10,302)	(665)
Craft Farms	4,038	2,000	2,038	2,217	75	—	980	(1,084)	(454)
Parkway Place	11,052	3,650	7,401	4,717	—	—	3,210	(525)	449
Turkey Creek	10,189	2,357	7,831	3,978	(181)	—	3,625	48	153
Other	10,521	2,386	8,135	4,437	(69)	197	2,745	1,080	450

Total Retail	$78,168	$22,576	$55,590	$37,091	$(451)	$197	$30,781	$(383)	$11,910

	$454,477	$179,888	$274,587	$166,784	$(2,467)	$25,697	$177,778	$(34,591)	$12,516

Results of operations presented represents 100% of the operations for the properties in these joint ventures.
For a detailed schedule of partially-owned unconsolidated assets, see page 35.

(1)	Includes amortization or release of excess basis differences and management fee eliminations for certain joint ventures.

(2)	The Company sold its 10% interest in Stone Ridge on June 16, 2008. Also, the Company began consolidating the Regents Park Joint Venture (Phase I) in its financial statements as of September 30, 2008.

(3)	As of December 31, 2008, this joint venture included 17 office properties located in Ft. Lauderdale, Jacksonville and Orlando, Florida; Atlanta, Georgia; Charlotte, North Carolina; Memphis, Tennessee and Houston, Texas.

(4)	As of December 31, 2008, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.

(5)	During the twelve months ended December 31, 2008, the Company disposed of a portion of its interest in this joint venture through a series of ten transactions. Effectively, the Company’s interest has been reduced from 40% to 10%. During the twelve months ended December 31, 2008, the Company recognized a gain of approximately $6.0 million on the sale of this interest.

(6)	This joint venture included 6 retail properties located in Auburn and Mobile, Alabama; Brunswick and Valdosta, Georgia; Greenville, North Carolina and Myrtle Beach, South Carolina. The Company sold its interest in this joint venture in February 2008 and recognized a gain of approximately $12.2 million.

(7)	As of December 31, 2008, this joint venture included 11 retail properties located in Birmingham, Alabama; Jacksonville, Orlando, Punta Gorda and Tampa, Florida; Athens, Georgia and Houston, Texas.
4Q08
NYSE: CLP

COLONIAL PROPERTIES TRUST
Joint Venture Operational Statistics
Fourth Quarter 2008

	As of
	12/31/2008	12/31/2007
Base rent per square foot — Straight-line
Office
Consolidated	$29.31	n/a
Unconsolidated	19.42	18.94

Retail
Consolidated	$14.10	$15.38
Unconsolidated	16.66	16.61

Base rent per square foot — Cash
Office
Consolidated	$23.41	n/a
Unconsolidated	19.03	18.27

Retail
Consolidated	$13.95	$15.24
Unconsolidated	16.49	16.36

Square Feet (in 000’s)
Office
Consolidated	507	n/a
Unconsolidated (1)	2,282	2,811

Retail
Consolidated	1,195	684
Unconsolidated (1)	977	1,164

(1)	Square footage includes the Company’s weighted square-footage for partially-owned unconsolidated properties based on the Company’s ownership percentage. See the Appendix for additional detail.
OFFICE LEASE EXPIRATION SCHEDULE

	Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
(SF & $ in 000s)	SF	SF	Rent	Total	SF	SF	Rent	Total
2009	2,169	15%	$37,504	14%	322	14%	$5,558	12%
2010	1,636	12%	30,756	12%	233	10%	4,436	10%
2011	2,078	15%	40,016	15%	298	13%	5,793	13%
2012	2,407	17%	48,756	18%	352	15%	7,175	16%
2013	1,474	10%	31,851	12%	269	11%	6,012	13%
2014+	4,405	31%	76,907	29%	882	37%	17,095	36%

Total Leased SF	14,169		$265,790		2,356		$46,069
RETAIL LEASE EXPIRATION SCHEDULE

	Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
(SF & $ in 000s)	SF	SF	Rent	Total	SF	SF	Rent	Total
2009	163	3%	$2,881	4%	53	3%	$939	3%
2010	430	9%	5,654	8%	91	5%	1,314	5%
2011	464	9%	7,926	11%	136	7%	2,911	10%
2012	568	12%	8,711	12%	199	10%	3,679	13%
2013	341	7%	6,670	10%	149	8%	2,976	10%
2014+	2,951	60%	37,935	55%	1,355	67%	17,362	59%

Total Leased SF	4,917		$69,777		1,983		$29,181
OFFICE CAPITAL EXPENDITURES

	Three Months Ended		Twelve Months Ended
	12/31/2008	12/31/2007	12/31/2008	12/31/2007
Capital Expenditures ($ in 000s)
Regular Maintenance	$748	$635	$2,343	$4,221
Tenant Improvements	964	1,469	2,571	6,797
Leasing Commissions	345	381	1,476	3,780
Admin — Division	7	22	35	51

Total	$2,064	$2,507	$6,425	$14,849
Less: Unconsolidated Assets	(2,061)	(2,489)	(6,119)	(6,698)

Total — Consolidated Assets	$3	$18	$306	$8,151

RETAIL CAPITAL EXPENDITURES

	Three Months Ended		Twelve Months Ended
	12/31/2008	12/31/2007	12/31/2008	12/31/2007
Capital Expenditures ($ in 000s)
Regular Maintenance	$36	$29	$116	$765
Revenue- Enhancing	49	111	69	615
Tenant Improvements	13	385	244	3,093
Leasing Commissions	442	37	553	981
Admin — Division	17	3	77	26

Total w/o Acquisition-Related	$556	$564	$1,059	5,481
Less: Unconsolidated Assets	(88)	(176)	(402)	(981)

Total — Consolidated Assets	$468	$388	$657	$4,500

4Q08
NYSE: CLP

COLONIAL PROPERTIES TRUST
Development and For-Sale Residential Activities
CONDOMINIUM CONVERSION, FOR-SALE RESIDENTIAL AND DEVELOPMENT SALES
For the three months ended December 31, 2008, there are no gains on condominium conversion, for-sale residential and development sales in discontinued operations. For the twelve months ended December 31, 2008, continuing operations includes gains on condominium conversion, for-sale residential and development sales (before minority interest and income taxes) of $6.3 million. For the three and twelve months ended December 31, 2008, there are no gains on condominium conversion, for sale residential and development sales in discontinued operations. A summary of revenues and costs of these activities for the three and twelve months ended December 31, 2008 and 2007 are as follows:

	Three Months Ended		Twelve Months Ended
($ in 000s)	12/31/2008	12/31/2007	12/31/2008	12/31/2007
Condominium conversion revenues, net	$—	$1,946	$448	$51,073
Condominium conversion costs	—	(2,067)	(479)	(46,880)

Gains (losses) on condominium conversion sales, before minority interest and income taxes	—	(121)	(31)	4,193

For-sale residential revenues, net	56	4,929	17,851	26,153
For-sale residential costs	(49)	(4,984)	(16,226)	(23,016)

Gains (losses) on for-sale residential sales, before minority interest and income taxes	7	(55)	1,625	3,137

Development revenues, net	—	46,099	15,900	86,616
Development costs (1)	—	(31,096)	(11,191)	(67,518)

Gains on development sales, before minority interest and income taxes	—	15,003	4,709	19,098

Minority interest	—	(1,590)	—	(1,340)
Provision for income taxes	(2)	(5,220)	(1,819)	(7,997)

Gains on condominium conversions, for-sale residential sales and developments, net of minority interest and income taxes (2)	$5	$8,017	$4,484	$17,091

	Three Months Ended		Twelve Months Ended
	12/31/2008	12/31/2007	12/31/2008	12/31/2007
Condominium Conversion Projects Status
Units Closed in prior periods	1,200	1,163	1,197	935
Units Closed in current period	—	25	3	253
Contracted (3)	—	23	—	23
Available Units (4)	27	16	27	16

Total Units	1,227	1,227	1,227	1,227

For-Sale Residential Projects Status
Units Closed in prior periods	233	124	166	54
Units Closed in current period	13	20	80	90
Contracted (3) .	23	110	23	110
Available Units / Lots (4)(5)	387	705	387	705

Total Units	656	959	656	959

Notes:

(1)	Amounts include $1,701 (YE08) recorded for cost estimates and contingencies resolved for sales transactions recorded during previous periods.

(2)	The Company recognizes incremental gains on condominium sales in FFO, net of provision for income taxes, to the extent that net sales proceeds, less costs of sales, from the sale of condominium units exceeds the greater of their fair value or net book value as of the date the property is acquired by the Company’s taxable REIT subsidiary.

(3)	Units under contract are stated as of the end of the quarter. There can be no assurance that condominium units under contract will close.

(4)	The Company is leasing the remaining units at two of its previous condominium conversion projects and also at two of its previous for-sale residential projects.

(5)	The Company has delayed the development of 141 lots at its Whitehouse Creek development. These undeveloped parcels have been classified as Held for Use, while the 59 completed lots have been classified as Held for Sale.
Condominium Conversions

			Average
			Price of			Under	Remaining
Project	Location	Units	Units Closed	Projected Sell Out	Units Closed	Contract (1)	Units

Azur at Metrowest (2)(3)	Orlando, FL	311	$158,552	1Q09 - 3Q10	291	—	20
Capri at Hunter’s Creek (2)(3)	Orlando, FL	250	$196,098	1Q09 - 3Q10	243	—	7

		561			534	—	27

Residential For-Sale Development

			Average
			Price of
			Units/Lots			Under	Remaining
Project	Location	Units	Closed	Projected Sell Out	Units Closed	Contract (1)	Units / Lots

For-Sale Residential
Regatta at James Island (2)(3)	Charleston, SC	212	$189,410	3Q10 - 3Q12	149	4	59
Regents Park (Phase I) (2)(3)(4)(5)	Atlanta, GA	23	$1,915,675	1Q11 - 4Q13	6	—	17
Grander (2)(3)(5)	Gulf Shores, AL	26	$679,583	2Q11 - 4Q12	12	—	14
Southgate on Fairview (2)(3)(5)	Charlotte, NC	47	$328,679	3Q11 - 4Q13	15	5	27
Metropolitan Midtown (2)(3)	Charlotte, NC	101	$368,326	4Q10 - 4Q11	43	14	44

		409			225	23	161

Lots (5)
Cypress Village (lots) (3)(5)	Gulf Shores, AL	188	$200,000	2Q13 - 2Q14	5	—	183
Whitehouse Creek (lots) (2)	Mobile, AL	59	$63,125	4Q12 - 3Q16	16	—	43

		247			21	—	226

		656			246	23	387

Notes:

(1)	Units under contract are stated as of the end of the quarter. There can be no assurance that condominium units under contract will close.

(2)	This project is classified as Held for Sale on the Company’s Consolidated Balance Sheet.

(3)	During 2008, the Company recorded a $116.9 million non-cash impairment charge associated with these projects and certain development projects.

(4)	The Company began consolidating the Regents Park Joint Venture (Phase I) in its financial statements as of September 30, 2008.

(5)	During 2007, the Company recorded a $43.3 million non-cash impairment charge ($26.8 million net of income tax) associated with these projects as a result of the deterioration in the single family housing market and dislocation in the mortgage markets.

(6)	Colonial Traditions at Gulf Shores is included as Undeveloped Land. See page 20.
The Company’s expansion into the condominium and for-sale residential markets exposes the Company to new risks and challenges, which if they materialize, could have an adverse impact on the Company’s business, results of operations and financial condition. There can be no assurances of the amount, margin or velocity of future condominium and for-sale residential sales and closings. If market conditions do not improve or if there is further market deterioration, the Company could incur additional impairment charges on projects previously impaired as well as on projects not currently impaired but for which indicators of impairment may exist.
4Q08
NYSE: CLP

COLONIAL PROPERTIES TRUST
Current Development Pipeline
($ in MMs)

								Development Costs
		Units / SF-in 000s			Start	Compl.	Stab.	Total	Thru
	Location	Total	Deliv’d	Leased	Date	Date	Date	Cost	Q408	After
Multifamily
CG at Onion Creek	Austin, TX	300	300	185	1Q07	1Q09	3Q09	$32.3	$32.0	$0.3
CG at Desert Vista	Las Vegas, NV	380	72	22	1Q08	3Q09	2Q10	53.0	42.5	10.5
CG at Ashton Oaks	Austin, TX	362	114	81	1Q08	3Q09	1Q10	35.3	28.3	7.0

								120.6	102.8	17.8

Commercial
Retail
Colonial Promenade Tannehill (1)	Birmingham, AL	350	n/a	286	1Q07	4Q09	2Q10	8.9	5.6	3.3

			Total Active Development Projects					$129.5	$108.4	$21.1

			Future Development Projects (see page 20)						$272.3

			Total Properties Under Development (per Balance Sheet)						$380.7

Unconsolidated Project (2)
Colonial Pinnacle Turkey Creek III (3)	Knoxville, TN	160	—	106	1Q08	2Q09	3Q09	14.9	11.3	3.6

Notes:

(1)	Total cost and development costs through Q408 have been reduced by $44.7 million (0.2 million square feet), which has already been placed into service. The Company will receive $6.4 million from the city as reimbursement for infrastructure cost.

(2)	Units and square feet for this unconsolidated project are presented at 100%.

(3)	Development costs represent 50% of total development costs, as the Company is a 50% partner in this project.
4Q08
NYSE: CLP

COLONIAL PROPERTIES TRUST
Future Development Pipeline
($ in MMs)

		Units/	Cost to
	Location	SF-in 000s	Date
Multifamily
CG at Thunderbird	Phoenix, AZ	244	$8.4
CG at Sweetwater	Phoenix, AZ	195	7.3
CG at Azure	Las Vegas, NV	188	7.7
CG at Cityway	Austin, TX	320	5.0
CG at Wakefield	Raleigh, NC	369	7.2
CG at South End	Charlotte, NC	353	12.0
CG at Hampton Preserve	Tampa, FL	486	14.3
CG at Randal Park (1)	Orlando, FL	750	19.5

			81.4

Commercial

Retail
Colonial Pinnacle Craft Farms II (1)	Gulf Shores, AL	74	2.0
Colonial Promenade Huntsville	Huntsville, AL	111	9.5
Colonial Promenade Nor du Lac (2)	Covington, LA	497	34.0

			45.5

Future Development Projects			$126.9

Undeveloped Land & Other Pre-development costs (3)(4)(5)(6)			145.4

Total Future Development Projects			$272.3

Unconsolidated Project
CG at McKinney (7)	Dallas, TX	541	$1.9

(1)	These projects are part of a mixed-use development.

(2)	The Company is evaluating various alternatives with this development as a result of current economic conditions. Total cost to date for this project includes non-cash impairment charge of $19.3 million but excludes $24.0 million of community development district special assessment bonds.

(3)	Amount includes $19.2 million of cost related to Cypress Village, which was previously classified as Residential Lots For Sale. Cost to date includes a non-cash impairment charge of $6.5 million recorded on this project.

(4)	Amount includes $22.4 million of cost related to Colonial Traditions at Gulf Shores (Woodlands), which was previously classified as Residential Lots Held For Sale.

(5)	Amount includes $13.3 million of cost related to Whitehouse Creek. There is an additional $2.5 million of cost related to this project that is classified as held for sale for the 59 lots that are available. For lots sold at this project, see page 18.

(6)	In addition to the non-cash impairment charge discussed in Note 3 above, amount includes a $29.7 million non-cash impairment charge recorded in 2008 related to other parcels of land held for future developments.

(7)	Units for this unconsolidated project are presented at 100%. Development costs represent 25% of total development costs, as the Company is a 25% partner in this project.
ASSETS HELD FOR SALE

Total
Cost
Multifamily assets (1)	$0.8
Office assets	—
Retail assets	37.2
For-Sale Residential (1)	64.7

Total Assets Held For Sale (per Balance Sheet) (2)	$102.7

(1)	The Company recorded a $116.9 million non-cash impairment charge during the three and twelve months ended December 31, 2008. Total costs include $38.3 million of the non-cash impairment charge related to assets currently classified as Held for Sale.

(2)	These real estate assets are refected at the lower of depreciated cost or estimated fair value less costs to sell.
4Q08
NYSE: CLP

COLONIAL PROPERTIES TRUST
Property Acquisitions and Dispositions
($ in MMs)
SIGNIFICANT PROPERTY ACQUISITIONS

	Location	Date	Units/SF	Purch Price	1st Year Invest	Cap Rate	Remarks
			(SF-000s)	($ mm)	(1)	(2)
Multifamily
Colonial Village at Matthews	Charlotte, NC	Jan-08	270	$18.4	$19.0	6.1%	remaining 75% interest
SIGNIFICANT PROPERTY DISPOSITIONS

				Sales	Cap
	Location	Date	Units/SF	Price	Rate	Remarks
			(SF-000s)	($ mm)	(3)
Multifamily
Fairmont at Fossil Creek	Fort Worth, TX	Jan-08	240	$3.2	5.4%	15% ownership interest
Auberry at Twin Creeks	Dallas, TX	Jan-08	216	3.2	5.6%	15% ownership interest
Arbors at Windsor Lake	Columbia, SC	Jan-08	228	1.4	6.4%	10% ownership interest
Park Crossing	Fairfield, CA	Feb-08	200	3.4	5.7%	10% ownership interest
Cottonwood Crossing	Fort Worth, TX	Jun-08	200	7.3	6.5%	(4)
CV at Bedford	Fort Worth, TX	Jun-08	238	12.0	6.5%	(4)
CV at Bear Creek	Fort Worth, TX	Jun-08	120	6.0	6.5%	(4)
CV at Pear Ridge	Dallas, TX	Jun-08	242	15.5	6.5%	(4)
CG at Shelby Farms I & II	Memphis, TN	Jun-08	450	41.0	5.9%
Stone Ridge	Columbia, SC	Jun-08	191	0.8	7.3%	10% ownership interest
CG at Hunter’s Creek	Orlando, FL	Sep-08	496	57.7	6.3%
Madison at Shoal Run	Birmingham, AL	Dec-08	276	1.6	5.9%	10% ownership interest
Meadows	Birmingham, AL	Dec-08	400	2.5	5.9%	10% ownership interest

Total — Multifamily				155.6

Office
250 Commerce Center	Montgomery, AL	Feb-08	37.0	3.1	10.1%
Decoverly	Rockville, MD	May-08	156.0	5.4	8.7%	15% ownership interest

				8.5

Retail
GPT	Multiple Cities	Feb-08	3,876.0	38.3	8.0%	10% ownership interest

	Total			$202.4

Notes:

(1)	First year investment includes the first year capital expenditures and closing costs which are included for purposes of underwriting the acquisition.

(2)	Projected GAAP property NOI divided by the projected first year investment price.

(3)	Represents market cap rate which includes industry standard management fees and capital reserves.

(4)	These properties were part of a single transaction and had a weighted average cap rate of 6.5%.
4Q08
NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
As of December 31, 2008
($ in 000s)
QUARTERLY DEBT SUMMARY

	CONSOLIDATED DEBT				WITH UNCONSOLIDATED SUBSID. DEBT
	Debt	%	Avg Int	Wtd Mat’y	Debt	%	Avg Int	Wtd Mat’y
Unsecured/Secured
Unsecured Line of Credit	$311,630	18%	2.0%	3.5	$311,630	14%	2.0%	3.5
Unsecured Other	1,346,605	76%	5.8%	4.8	1,346,605	60%	5.8%	4.8
Secured	103,784	6%	5.2%	9.1	580,098	26%	4.8%	4.7

Total Debt	$1,762,019	100%	5.1%	4.8	$2,238,333	100%	5.0%	4.6

Fixed/Floating
Fixed Rate Debt	$1,436,737	82%	5.8%	5.1	$1,759,304	79%	5.8%	5.1
Floating Rate Debt — Capped	—	0%	0.0%	0.0	43,275	2%	3.1%	2.1
Floating Rate Debt	325,282	18%	2.1%	3.6	435,754	19%	2.1%	2.9

Total Debt	$1,762,019	100%	5.1%	4.8	$2,238,333	100%	5.0%	4.6

PRINCIPAL DEBT AMORTIZATION SCHEDULE
($ in MMs)
Amortization Schedule includes unconsolidated debt and excludes the Revolving Line of Credit — due June 2012

Weighted Average Interest
Rate on Maturing Debt
(excluding line of credit)
2009	2.69%
2010	5.57%
2011	4.86%
2012	6.81%
2013	6.10%
2014	6.08%
2015	5.45%
2016	6.04%
Thereafter	5.70%

Total	5.76%

LINE OF CREDIT

	12/31/07	12/31/08	Interest Rate	Due
Floating	$39,316	$311,630	2.04%	06/15/12

Total Outstanding on LOC	$39,316	$311,630	2.04%

Notes:

•	The Company’s line of credit has a borrowing capacity of $675MM, which includes a $337.5MM Competitive Bid Option.

•	In addition to the $675MM LOC, Wells Fargo has provided a $35MM Cash Management Line.

•	20 Banks participate in the LOC, co-led by Wells Fargo and Bank of America.

•	The Facility is priced based on the Company’s Senior Unsecured Debt Rating.

•	At BBB-/Baa3: the interest rate is LIBOR + 75 bps, and the facility fee is 17.5 bps.

•	5-Year facility through June 2012.
4Q08
NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
As of December 31, 2008
($ in 000s)
PUBLIC RATINGS

			Senior Unsecured		Preferred
			Rating	Outlook	Rating
Fitch Ratings	Sean Pattap	212-908-0642	BBB-	Stable	BB+
Moody’s Investor Services	Karen Nickerson	212-553-4924	Baa3	Negative	Ba1
Standard & Poor’s	Lisa Sarajian	212-438-2597	BBB-	Negative	BB+
COVERAGE RATIOS

	4Q07	YE ’07	4Q08	YE ’08
SEC Coverage Ratios (SEC Reg. S-K, Item 503)
Earnings to Fixed Charges (1)	0.8	0.4	(3.9)	(0.3)
Earnings to Fixed Charges &
Preferred Share Distributions (1)	0.7	0.3	(3.6)	(0.2)

Supplemental Coverage Ratios
Interest Coverage (2)	2.5	2.4	2.2	2.4
Fixed Charge Coverage (3)	2.1	2.0	1.9	2.0
Fixed Charge w/ Cap Int (4)	1.7	1.7	1.6	1.7
See page 28 for a Reconciliation of SEC Coverage Ratios and a Reconciliation of Supplemental Coverage Ratios.
Coverage ratios as calculated by the Company may not be comparable to similarly titled measures used by other companies. Investors are cautioned that these measures should not be taken alone to determine a Company’s financial status.

Notes:

(1)	The deficiency of the ratio of earnings to fixed charges for the periods presented above is primarily due to the classification of operations for assets held for sale and sold as discontinued operations and a non-cash impairment charge. For the three and twelve months ended December 31, 2008, the deficiency of the ratio of earnings to fixed charges is a result of the $116.9 million non-cash impairment charge related to the Company’s for-sale residential business and certain development projects. For the twelve months ended December 31, 2007, the deficiency of the ratio of earnings to fixed charges is a result of the $43.3 million impairment charge related to the Company’s for-sale residential business.

(2)	EBITDA/Interest Expense, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

(3)	EBITDA/Interest Exp + Pfd Dividends+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

(4)	EBITDA/Interest Exp+Capitalized Interest+Pfd Div+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.
FINANCIAL COVENANTS AND PUBLIC DEBT

	1Q07		2Q07		3Q07		4Q07		1Q08		2Q08		3Q08		4Q08
Total Debt to Total Assets cannot exceed 60%	52.0%		54.8%		53.5%		53.4%		53.1%		53.9%		54.3%		53.3%
Secured Debt to Total Assets cannot exceed 40%	15.8%		13.5%		13.9%		14.8%		14.7%		14.1%		14.0%		13.8%
Total Unencumbered Assets to Unsecured Debt must be at least 150%	192.3%		199.3%		208.8%		207.9%		206.6%		211.5%		219.0%		205.7%
Consolidated Income Available for Debt Service Charges must be at least 1.50/1	2.7	x	2.6	x	2.6	x	2.3	x	2.4	x	2.5	x	2.3	x	2.3	x

TOTAL MARKET CAPITALIZATION

Consolidated Debt	$2,311,734		$1,851,464		$1,629,502		$1,641,839		$1,678,038		$1,748,992		$1,711,802		$1,762,019
Unconsolidated Debt	342,714		461,042		492,432		544,208		500,940		479,231		476,543		476,314

Total Debt	2,654,448		2,312,506		2,121,934		2,186,047		2,178,978		2,228,223		2,188,345		2,238,333
Preferred Stock
7.25% Series B (Units)	100,000		100,000		100,000		100,000		100,000		100,000		100,000		100,000
8.125% Series D	125,000		125,000		125,000		125,000		117,326		102,906		100,281		100,281
7.62% Series E	104,761		—		—		—		—		—		—		—

Total Preferred Stock	329,761		225,000		225,000		225,000		217,326		202,906		200,281		200,281

Market Equity (Shares & Units)	2,602,505		2,068,866		1,961,823		1,295,997		1,376,069		1,149,729		1,073,535		478,200

Total Market Capitalization	$5,586,714		$4,606,372		$4,308,757		$3,707,044		$3,772,373		$3,580,858		$3,462,161		$2,916,814

Debt / Total Market Capitalization	47.5%		50.2%		49.2%		59.0%		57.8%		62.2%		63.2%		76.7%

TOTAL MARKET CAPITALIZATION (W/ SUB): 5-YEAR	TOTAL MARKET CAPITALIZATION (W/ SUB): CURRENT QTR

4Q08
NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)
SUPPLEMENTAL DATA

	Q408	Q407	YE 08	YE 07
Consolidated
FFO Gains/(Losses) (net of income taxes & minority interest):
Condo Conversions	$—	$(23)	$(15)	$3,033
For-Sale Residential	5	(181)	1,057	1,917
Development (1)	—	8,221	3,442	12,141
Land / Outparcel Sales	1,354	2,035	2,851	3,149

Totals	1,359	10,052	7,335	20,240

3rd Party Mgt & Leasing Fee Revenue	2,891	5,308	18,629	19,352
Straight Line Rents	482	1,283	2,064	6,560
Percentage Rents	88	340	393	1,475
Lease Terminations	35	7	35	340
Interest Expense	17,781	16,779	69,951	89,105
Interest Income	166	1,184	2,776	8,366
Capitalized Interest	5,062	6,914	25,032	27,105
Debt — Principal Amortization	169	171	715	2,895
Preferred Dividend Payments	3,868	4,352	16,024	20,690
Preferred Share Issuance Costs, Net of Discount	—	—	27	360
Amortization of Deferred Financing Costs	1,303	1,309	5,019	6,786
Amortization of Stock Compensation (2)	(29)	1,778	4,118	4,589
Unconsolidated (3)
Straight Line Rents	161	541	1,345	1,713
Interest Expense	6,722	7,853	29,169	26,181
Debt — Principal Reductions	217	93	627	430
Amortization of Deferred Financing Costs	111	135	511	616

Notes:

(1)	Amounts include $1,701, net of tax (YE08) recorded for cost estimates and contingencies resolved for sales transactions recorded during previous periods.

(2)	For the three and twelve months ended December 31, 2008, amounts include $1.6 million of unearned stock based compensation that was reversed against restructuring charges on the Company’s Consolidated Statements of Income.

(3)	The unconsolidated revenue and expense data are comprised of the Company’s percentage of the applicable line item, which is calculated in accordance with GAAP, for its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in measuring the Company’s rights to cash flows and debt obligations related to the Company’s unconsolidated partnerships and joint ventures. The Company manages or leases each of its unconsolidated assets. Incorporating unconsolidated data also provides investors with management’s view of evaluating current operating performance and trends.
INVESTMENT ACTIVITY

	Q408	Q407	YE 08	YE 07
Acquisition of Properties
Multifamily	$—	$1,118	$18,375	$151,589
Office	—	51,176	—	51,176
Retail	—	5,620	—	5,620

Acquisitions	—	57,914	18,375	208,385
Other Assets & Debt Assumed	—	(43,016)	(14,700)	(43,017)
Less: Unconsolidated Assets	—	(14,898)	—	(27,170)

Acq, net — Consolidated Assets	$—	$—	$3,675	$138,198

Development Expenditures
Multifamily	22,616	41,439	116,020	143,602
Office	1,770	7,813	17,378	49,855
Retail	28,484	36,555	115,676	106,056
For-Sale / Other	16,390	26,193	101,661	131,079

Total, incl subs	69,260	112,000	350,735	430,592
Less: Infrastructure Reimbursement from City/County	(400)	—	(1,550)	(7,178)
Less: Unconsolidated /Other (1)	(4,241)	(12,399)	(18,017)	(31,892)

Development, Consol. Assets	$64,619	$99,601	$331,168	$391,522

(1)	Includes items reclassified to other cash flow investing activites.

Proceeds from Sales of Properties, Net of Selling Costs
Multifamily	$4,135	$—	$155,441	$257,849
Office	—	41,300	10,180	468,991
Retail	—	46,099	7,021	470,554
For Sale / Projects	5,101	10,013	25,122	79,436
Land and other	3,112	9,536	11,308	15,114

Total, incl subs	12,348	106,948	209,072	1,291,944
Selling Costs	(548)	(2,121)	(4,878)	(39,483)
Outparcels/Land	(3,112)	(9,536)	(11,308)	(15,114)
Less: Unconsolidated — net	(4,135)	(44,454)	(30,674)	(113,301)

Sales, Net — Consolidated Assets	$4,553	$50,837	$162,212	$1,124,046

The unconsolidated data regarding investment activity, capital expenditures, tenant improvements and leasing commissions set forth herein are calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in evaluating the total cash investing activities of the Company. Typically, the percent of investment activities for its unconsolidated assets must be funded out of current Company cash flows, and therefore, management uses the combined data to make financing and capital decisions.
4Q08
NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
RECONCILIATION OF REVENUES

	Q408	Q407	YE 08	YE 07
Divisional Total Revenues
Multifamily — Same Property	$65,350	$64,988	$262,598	$257,019
Multifamily — Non-Same Property	11,940	12,191	51,969	50,924
Office	13,737	14,444	57,265	98,735
Retail	10,380	10,893	36,843	70,664

Total Divisional Revenues	101,407	102,516	408,675	477,342

Less: Unconsolidated Revenues — Mfam	(2,120)	(2,470)	(8,605)	(10,287)
Less: Unconsolidated Revenues — Off	(11,337)	(13,127)	(49,687)	(41,392)
Less: Unconsolidated Revenues — Rtl	(5,046)	(5,877)	(20,132)	(19,028)
Discontinued Operations	(1,601)	(5,279)	(14,559)	(41,496)
Construction Revenues	1,035	6,441	10,137	38,448
Unallocated Corporate Rev	2,891	5,308	18,629	19,352

Cons. Rev, adj -’08 Disc Ops	85,229	87,512	344,458	422,939

Add: Add’l Disc Ops Rev, post filing	—	(5,016)	—	(21,422)

Total Consol. Rev, per 10-Q / K	$85,229	$82,496	$344,458	$401,517

RECONCILIATION OF EXPENSES

	Q408	Q407	YE 08	YE 07
Divisional Total Expenses
Multifamily — Same Property	$24,352	$24,030	$100,986	$99,609
Multifamily — Non-Same Property	5,844	5,778	25,326	25,384
Office	5,886	6,060	22,397	36,239
Retail	2,598	3,112	10,890	21,926

Total Divisional Expenses	38,680	38,980	159,599	183,158

Less: Unconsolidated Expenses — Mfam	(1,005)	(1,176)	(4,384)	(5,323)
Less: Unconsolidated Expenses — Off	(5,059)	(5,496)	(20,174)	(17,222)
Less: Unconsolidated Expenses — Rtl	(1,305)	(1,892)	(5,748)	(5,986)
Discontinued Operations (1)	(2,603)	(2,161)	(7,583)	(19,850)
Impairment — Discontinued Operations (1)	2,025	—	2,025	2,500

Total Property Operating Exp	30,733	28,255	123,735	137,277
Construction Expenses	1,027	5,400	9,530	34,546
Property Management Exp	2,024	2,728	8,426	12,178
General & Administrative Exp	5,763	6,195	23,326	25,650
Management Fee and Other Exp	2,852	4,716	15,316	15,673
Impairment and Other Losses - Continuing Operations (2)(3)	116,550	—	116,550	44,129
Restructure Charges	1,028	1,489	1,028	3,019
Investment and Development (4)	3,401	717	4,358	1,516
Depreciation	31,164	22,556	102,237	109,570
Amortization	810	849	3,275	10,582

Cons. Exp, adj -’08 Disc Ops	195,352	72,905	407,781	394,140

Add: Add’l Disc Ops Exp,post filing	—	(2,993)	—	(15,788)

Total Consol. Exp, per 10-Q / K	$195,352	$69,912	$407,781	$378,352

Notes on following page.

4Q08	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
RECONCILIATION OF NOI

	Q408	Q407	YE 08	YE 07
Divisional Total NOI
Multifamily — Same Property	$40,998	$40,958	$161,612	$157,410
Multifamily — Non-Same Property	6,096	6,413	26,643	25,540
Office	7,851	8,384	34,868	62,496
Retail	7,782	7,781	25,953	48,738

Total Divisional NOI	62,727	63,536	249,076	294,184

Less: Unconsolidated NOI — Mfam	(1,115)	(1,294)	(4,221)	(4,964)
Less: Unconsolidated NOI — Off	(6,278)	(7,631)	(29,513)	(24,170)
Less: Unconsolidated NOI — Rtl	(3,741)	(3,985)	(14,384)	(13,042)
Discontinued Operations (1)	1,002	(3,118)	(6,976)	(21,646)
Impairment — Discontinued Operations (1)	(2,025)	—	(2,025)	(2,500)
Impairment and Other Losses — Continuing Operations (2)(3)	(116,550)	—	(116,550)	(44,129)
Unallocated Corporate Rev	2,891	5,308	18,629	19,352
Construction NOI	8	1,041	607	3,902
Property Management Exp	(2,024)	(2,728)	(8,426)	(12,178)
General & Administrative Exp	(5,763)	(6,195)	(23,326)	(25,650)
Management Fee and Other Exp	(2,852)	(4,716)	(15,316)	(15,673)
Restructure Charges	(1,028)	(1,489)	(1,028)	(3,019)
Investment and Development (4)	(3,401)	(717)	(4,358)	(1,516)
Depreciation	(31,164)	(22,556)	(102,237)	(109,570)
Amortization	(810)	(849)	(3,275)	(10,582)

Income (Loss) from Operations	(110,123)	14,607	(63,323)	28,799
Total Other Income (Expense)	(13,095)	(7,040)	(39,495)	247,033

Income (Loss) from Contin’g Ops (5)	(123,218)	7,567	(102,818)	275,832

Disc Ops	—	(2,023)	—	(5,634)
07 & 08 Disc Ops Other Inc(Exp)	—	618	—	3,399

Inc (Loss) from Cont (5), per 10-Q / K	$(123,218)	$6,162	$(102,818)	$273,597

Notes:

(1)	The non-cash impairment charge recorded during the three and twelve months ended December 31, 2008, is related to two of the Company’s condominium conversion properties. The non-cash impairment charge recorded during the twelve months ended December 31, 2007 includes $2.5 million for a retail asset that has been sold.

(2)	For the three and twelve months ended December 31, 2008, the Company recorded a $114.9 million non-cash impairment charge related to the Company’s for-sale residential business and certain development projects. The Company did not record an income tax benefit in the current period related to this non-cash impairment charge. Additionally, there was $1.7 million in casualty losses recorded as a result of fire damage at four multifamily apartment communities.

(3)	During the twelve months ended December 31, 2007, the Company recorded a $43.3 million non-cash impairment charge ($26.8 million net of income tax) related to our for-sale residential business. Additionally, there was $0.8 million recorded as a result of fire damage at two multifamily apartment communities.

(4)	Reflects costs incurred related to abandoned pursuits. Abandoned pursuits are volatile and therefore may vary between periods.

(5)	Income from Continuing Operations before extraordinary items, minority interest and discontinued operations. Adjustments for additional discontinued operations have restated prior periods in accordance with FAS 144.
QUARTERLY DATA FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2008 AND 2007

	Q408	Q407	YE 08	YE 07
Assets Sold
Revenue from assets sold	$74	$4,407	$10,014	$39,623
Expenses from assets sold (1)	275	1,959	4,629	19,429

NOI from assets sold	(201)	2,448	5,385	20,194

Assets Held for Sale
Revenue from assets held for sale	1,527	869	4,546	1,872
Expenses from assets held for sale (2)	2,328	199	2,955	420

NOI from assets held for sale	(801)	670	1,591	1,452

Assets sold, not classified in discontinued operations
Revenue from assets sold	137	1,208	525	77,066
Expenses from assets sold	133	(34)	271	25,984

NOI from assets sold	$4	$1,242	$254	$51,082

(1)	Expenses for the twelve months ended December 31, 2007 include $2.5 million for a non-cash impairment charge recorded on a retail asset sold during 2007.

(2)	Expenses for the three and twelve months ended December 31, 2008 include $2.0 million for a non-cash impairment charge recorded on two condominium conversion properties currently listed as held for sale.

4Q08	NYSE: CLP

\

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
NOI FROM DISCONTINUED OPERATIONS
NOI as reported by the Company does not include results from discontinued operations (i.e., assets sold or held for sale as of December 31, 2008). A reconciliation of NOI from properties sold or held for sale to net income for these properties is as follows:

	Q408	Q407	YE 08	YE 07
Income from discontinued operations (1)	$(957)	$2,504	$6,243	$11,523
Interest (income) expense, net	(45)	(35)	(183)	3,411
Depreciation and amortization expenses	—	649	916	4,552
Other (2)	—	—	—	2,160

NOI from discontinued operations	$(1,002)	$3,118	$6,976	$21,646

NOI from assets sold	(201)	2,448	5,385	20,194
NOI from assets held for sale	(801)	670	1,591	1,452

NOI from discontinued operations	$(1,002)	$3,118	$6,976	$21,646

(1)	The non-cash impairment charge recorded during the three and twelve months ended December 31, 2008, is related to two of the Company’s condominium conversion properties. The non-cash impairment charge recorded during the twelve months ended December 31, 2007 includes $2.5 million for a retail asset that has been sold.

(2)	The $2.2 million recorded during the twelve months ended December 31, 2007 of loss on retirement of debt is associated with the repayment of collateralized mortgages with proceeds received from the office and retail joint venture transactions.
EBITDA RECONCILIATION

	Q408	Q407	YE 08	YE 07
Net Income to Common S/H	$(107,220)	$3,187	$(55,429)	$342,102

Consolidated
Minority Interest	(20,301)	1,005	(11,225)	10,098
(Inc)/Loss — Uncons. Assets	980	402	(12,516)	(11,207)
Preferred Dividends	3,868	4,352	16,024	20,690
Preferred Share Issuance Costs	—	—	27	360
Interest Expense	17,781	16,779	69,951	89,105
(Gain)/Loss on Retirement of Debt	(5,235)	—	(15,951)	10,363
Income Tax Expense (1)	496	(97)	592	(15,831)
Depreciation & Amortization	33,278	25,367	111,447	131,464
(Gain)/Loss on Sale (Cont & Disc)	(2,612)	(15,315)	(52,448)	(413,822)
Gain/(Loss)-Undeprec Prop (2)	1,359	10,052	7,335	20,240
Amortization of Stock Based Compensation Expense (3)	(29)	1,778	4,118	4,589
Impairment and Other Losses (4)	118,575	—	118,575	46,629

EBITDA from Consolidated Props	40,940	47,510	180,500	234,780

Unconsolidated
Reverse: Inc/(Loss) — Uncons.	(980)	(402)	12,516	11,207
Preferred Dividends	89	(372)	448	262
Interest Expense	6,722	7,853	29,169	26,181
Depreciation & Amortization	7,110	7,820	31,317	26,296
(Gain)/Loss on Sale of Prop	(395)	(397)	(18,943)	(17,296)

EBITDA	$53,486	$62,012	$235,007	$281,430

(1)	The income tax benefit recorded during the twelve months ended December 31, 2007 relates primarily to the impairment charge of $43.3 million associated with the Company’s for-sale residential business.

(2)	The Company includes the effects of undepreciated real estate (e.g. land, outparcels and condominium units) in EBITDA, as this is a recurring source of cash.

(3)	For the three and twelve months ended December 31, 2008, amounts include $1.6 million of unearned stock based compensation that was reversed against restructuring charges on the Company’s Consolidated Statements of Income.

(4)	Includes non-cash impairment charge from contunuing and discontinued operations.
EBITDA is defined as earnings before interest, taxes, depreciation and amortization (“EBITDA”), including the effects of the Company’s percentage ownership of its unconsolidated partnerships and joint ventures; the calculation also excludes the effects of gains (losses) from depreciated property. The Company believes EBITDA is useful to investors as an indicative measure of operating performance due to the significant long-lived real estate exposure and because it can be used to measure the Company’s ability to service debt, fund capital expenditures and expand its business. However, EBITDA should not be considered an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, EBITDA as calculated by the Company, may not be comparable to similarly titled measures used by other companies. Investors are cautioned that the items adjusted to Net Income to Common Shareholders are significant components in understanding and assessing the Company’s financial performance.
4Q08
NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
RECONCILIATION OF SEC COVERAGE RATIOS

	Q408	Q407	YE 08	YE 07
Earnings
Net Income (before preferred shares)	$(105,151)	$5,726	$(46,629)	$355,901
Discontinued Operations:
(Income)/Loss from Discontinued Operations	957	(2,504)	(6,243)	(11,523)
Minority Interest in CRLP	(69)	454	8,790	17,923
(Gains)/Losses on Disposal of Discontinued Operations, net of income taxes	(628)	110	(46,052)	(91,218)
Minority Interest of Limited Partners	108	(164)	95	3,989
CRLP Minority Interest — Common U/H	(20,232)	551	(20,015)	(7,825)
(Gains)/Losses from Sales of Property, net of income taxes	(1,759)	(10,204)	(3,799)	(314,217)
Minority Interest of Limited Partners	(2)	1,581	(15)	1,335
Income Taxes and Other	147	(97)	(616)	(16,088)
(Income)/Loss from Unconsolidated Entities	980	402	(12,516)	(11,207)

	(125,649)	(4,145)	(127,000)	(72,930)
Amortization of Interest Capitalized	900	900	3,600	2,700
Capitalized Interest	(5,062)	(6,914)	(25,032)	(27,105)
Distributions from Unconsolidated Entities	1,947	4,718	13,344	13,207
Fixed Charges, from below	25,945	26,815	107,253	130,246

Earnings	(101,919)	21,374	(27,835)	46,118

Fixed Charges
Interest Expense	17,781	16,779	69,951	89,105
Capitalized Interest	5,062	6,914	25,032	27,105
Amortization of Deferred Financing Costs	1,303	1,309	5,019	6,786
Distrib to Series B Pfd Unitholders	1,799	1,813	7,251	7,250

Total	25,945	26,815	107,253	130,246

Fixed Charges & Preferred Share Distributions
Add: Distrib-Pfd Share Series B, D & E	2,069	2,539	8,773	13,439

Total	$28,014	$29,354	$116,026	$143,685

RECONCILIATION OF SUPPLEMENTAL COVERAGE RATIOS

	Q408	Q407	YE 08	YE 07
Interest Coverage Denominator
Interest Expense	$17,781	$16,779	$69,951	$89,105
Interest Expense — Unconsolidated	6,722	7,853	29,169	26,181

Total Interest Expense	24,503	24,632	99,120	115,286

Fixed Charge Denominator
Add: Preferred Dividend Payments	3,868	4,352	16,024	20,690
Debt Principal Amortization	169	171	715	2,895
Debt Principal Amortortization — Unconsolidated	217	93	627	430

Total Fixed Charges	28,757	29,248	116,486	139,301

Fixed Charge w/ Capitalized Interest Denominator
Add: Capitalized Interest	5,062	6,914	25,032	27,105

Total Fixed Charges w/ Capitalized Interest	$33,819	$36,162	$141,518	$166,406

4Q08
NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of December 31, 2008
Appendix

					Apartment	Square	Occupancy	Market Rental Rates
Property	MSA	State	Year Built / Avg Age	% Own	Homes	Feet(000s)	Rate	Per Home	Per SF	S-P
PROPERTIES IN MAJOR MARKETS
CG at Huntcliff	Atlanta	GA	1997	20%	358	365	96.4%	$892	$0.88
CG at Berkeley Lake	Atlanta	GA	1998	100%	180	244	97.2%	938	0.69	S
CG at Mount Vernon	Atlanta	GA	1997	100%	213	257	96.7%	1,058	0.88	S
CG at River Oaks	Atlanta	GA	1992	100%	216	276	96.8%	873	0.68	S
CG at River Plantation	Atlanta	GA	1994	100%	232	310	95.3%	881	0.66	S
CG at Sugarloaf	Atlanta	GA	2002	100%	250	329	96.4%	880	0.67	S
CG at McGinnis Ferry	Atlanta	GA	1997	100%	434	509	91.7%	873	0.74	S
CG at Barrett Creek	Atlanta	GA	1999	100%	332	310	92.8%	799	0.86	S
CG at McDaniel Farm	Atlanta	GA	1997	100%	425	451	94.1%	781	0.74	S
CG at Shiloh	Atlanta	GA	2002	100%	498	533	97.8%	829	0.77	S
CG at Pleasant Hill	Atlanta	GA	1996	100%	502	502	94.0%	777	0.78	S

	Total	11	10.6 Years		3,640	4,086	95.0%	850	0.75

	Same Store	10	10.6 Years		3,282	3,722	95.0%	849	0.75

Cunningham	Austin	TX	2000	20%	280	258	92.5%	755	0.82
CG at Canyon Creek	Austin	TX	2007	25%	336	349	93.5%	863	0.83
CG at Silverado	Austin	TX	2004	100%	238	240	94.1%	786	0.78	S
CG at Silverado Reserve	Austin	TX	2006	100%	256	266	95.3%	842	0.81	S
CV at Quarry Oaks	Austin	TX	1996	100%	533	470	96.6%	706	0.80	S
CV at Sierra Vista	Austin	TX	1999	100%	232	206	94.4%	697	0.79	S
CG at Round Rock	Austin	TX	2006	100%	422	430	94.3%	804	0.79	S
CV at Canyon Hills	Austin	TX	1996	100%	229	183	94.3%	710	0.89	S

	Total	8	6.3 Years		2,526	2,401	94.9%	760	0.81

	Same Store	6	6.8 Years		1,910	1,794	95.1%	755	0.80

The Groves at Riverchase	Birmingham	AL	1996	20%	345	327	94.8%	746	0.79
Colony Woods	Birmingham	AL	1988	10%	414	451	98.1%	698	0.63
CV at Rocky Ridge	Birmingham	AL	1984	15%	226	259	95.1%	690	0.60
CG at Mountain Brook	Birmingham	AL	1987/1991	15%	392	393	95.9%	714	0.71
CG at Liberty Park	Birmingham	AL	2000	100%	300	339	98.0%	946	0.84	S
CV at Trussville	Birmingham	AL	1996	100%	376	410	95.5%	748	0.69	S
CV at Inverness	Birmingham	AL	1986/1987/1990/1997	100%	586	508	97.1%	603	0.69	S

	Total	7	16.1 Years		2,639	2,687	96.7%	726	0.73

	Same Store	3	12.7 Years		1,262	1,257	96.8%	727	0.73

CG at Cypress Cove	Charleston	SC	2001	100%	264	304	93.6%	870	0.76	S
CV at Westchase	Charleston	SC	1985	100%	352	258	90.6%	651	0.89	S
CV at Hampton Pointe	Charleston	SC	1986	100%	304	315	86.8%	772	0.75	S
CG at Quarterdeck	Charleston	SC	1987	100%	230	219	93.5%	888	0.93	S
CV at Waters Edge	Charleston	SC	1985	100%	204	188	95.6%	669	0.73	S
CV at Windsor Place	Charleston	SC	1985	100%	224	213	90.2%	721	0.76	S

	Total	6	19.8 Years		1,578	1,497	91.4%	758	0.80

	Same Store	6	19.8 Years		1,578	1,497	91.4%	758	0.80

CV at Matthews	Charlotte	NC	1990	100%	270	256	95.2%	777	0.82
CG at Mallard Creek	Charlotte	NC	2004	100%	252	233	98.0%	808	0.88	S
CG at Beverly Crest	Charlotte	NC	1996	100%	300	279	95.3%	746	0.80	S
CG at Mallard Lake	Charlotte	NC	1998	100%	302	301	96.7%	777	0.78	S
CG at Ayrsley	Charlotte	NC	2008	100%	368	372	92.9%	816	0.81
CV at Chancellor Park	Charlotte	NC	1996	100%	340	327	90.9%	723	0.75	S
CG at Huntersville	Charlotte	NC	2008	100%	250	248	94.8%	833	0.84
CG at University Center	Charlotte	NC	2006	100%	156	167	96.8%	773	0.72	S
CV at Meadow Creek	Charlotte	NC	1984	100%	250	230	92.4%	632	0.69	S
Heatherwood	Charlotte	NC	1980	100%	476	439	92.4%	632	0.67	S
CV at Charleston Place	Charlotte	NC	1986	100%	214	172	94.4%	568	0.71	S
CV at Stone Point	Charlotte	NC	1986	100%	192	173	93.2%	678	0.75	S
CV at Greystone	Charlotte	NC	1998/2000	100%	408	387	87.5%	644	0.68
CG at Legacy Park	Charlotte	NC	2001	100%	288	301	96.2%	763	0.73	S
CV at Timber Crest	Charlotte	NC	2000	100%	282	273	94.3%	678	0.70	S
CV at South Tryon	Charlotte	NC	2002	100%	216	236	85.2%	732	0.67	S

	Total	16	11.5 Years		4,564	4,393	92.9%	719	0.75

	Same Store	12	13.1 Years		3,268	3,130	93.3%	704	0.74

4Q08
NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of December 31, 2008
Appendix

					Apartment	Square	Occupancy	Market Rental Rates
Property	MSA	State	Year Built / Avg Age	% Own	Homes	Feet(000s)	Rate	Per Home	Per SF	S-P
CV at Oakbend	Dallas	TX	1996	100%	426	383	94.4%	734	0.82	S
Brookfield	Dallas	TX	1984	100%	232	166	94.8%	554	0.78	S
Paces Cove	Dallas	TX	1982	100%	328	220	92.4%	522	0.78	S
Remington Hills	Dallas	TX	1984	100%	362	347	95.3%	758	0.79	S
CV at Main Park	Dallas	TX	1984	100%	192	180	95.8%	760	0.81	S
Summer Tree	Dallas	TX	1980	100%	232	136	97.8%	501	0.85	S
CV at Vista Ridge	Dallas	TX	1985	100%	300	237	98.3%	608	0.77	S
CG at Valley Ranch	Dallas	TX	1997	100%	396	462	93.4%	1,044	0.89	S

	Total	8	21.5 Years		2,468	2,131	95.1%	707	0.82

	Same Store	8	21.5 Years		2,468	2,131	95.1%	707	0.82

Belterra	Fort Worth	TX	2006	10%	288	278	91.0%	868	0.91
CG at Bear Creek	Fort Worth	TX	1998	100%	436	395	96.8%	834	0.92	S
CV at Willow Creek	Fort Worth	TX	1996	100%	478	427	96.4%	783	0.88	S
CV at Shoal Creek	Fort Worth	TX	1996	100%	408	382	95.3%	791	0.85	S
CV at Grapevine	Fort Worth	TX	1985	100%	450	387	96.2%	713	0.83	S
CV at North Arlington	Fort Worth	TX	1985	100%	240	191	94.2%	609	0.77	S

	Total	6	13.7 Years		2,300	2,060	95.9%	761	0.86

	Same Store	5	16.0 Years		2,012	1,781	96.0%	759	8.60

CG at Edgewater I	Huntsville	AL	1990/1999	100%	500	543	98.0%	718	0.66	S
CG at Madison	Huntsville	AL	2000	100%	336	355	96.1%	830	0.79	S

	Total	2	10.8 Years		836	897	97.2%	763	0.71

	Same Store	2	10.8 Years		836	897	97.2%	763	0.71

CG at Heather Glen	Orlando	FL	2000	100%	448	523	94.9%	970	0.83	S
CG at Town Park(Lake Mary)	Orlando	FL	2002	100%	456	535	95.8%	1,008	0.86	S
CV at Twin Lakes	Orlando	FL	2004	100%	460	418	93.5%	862	0.95	S
CG at Town Park Reserve	Orlando	FL	2004	100%	80	77	96.3%	1,107	1.14	S
CG at Heathrow	Orlando	FL	1997	100%	312	353	93.9%	949	0.84	S

	Total	5	6.6 Years		1,756	1,907	94.6%	954	0.88

	Same Store	5	6.6 Years		1,756	1,907	94.6%	954	0.88

CG at Scottsdale	Phoenix	AZ	1999	100%	180	202	97.2%	1,009	0.90	S
CG at OldTown Scottsdale South	Phoenix	AZ	1994	100%	264	265	88.3%	934	0.93
CG at OldTown Scottsdale North	Phoenix	AZ	1995	100%	208	206	93.8%	902	0.91
CG at Inverness Commons	Phoenix	AZ	2002	100%	300	306	94.7%	793	0.78

	Total	4	10.5 Years		952	978	93.2%	897	0.87

	Same Store	1	9.0 Years		180	202	97.2%	1,009	0.90

CV at Cary	Raleigh	NC	1995	20%	319	400	91.2%	880	0.70
CG at Research Park (Durham)	Raleigh	NC	2002	20%	370	375	94.3%	779	0.76
CG at Arringdon	Raleigh	NC	2003	100%	320	311	95.6%	781	0.80	S
CG at Patterson Place	Raleigh	NC	1997	100%	252	237	95.6%	813	0.87	S
CG at Crabtree Valley	Raleigh	NC	1997	100%	210	210	92.4%	749	0.75	S
CV at Highland Hills	Raleigh	NC	1987	100%	250	263	96.8%	717	0.68
Parkside at Woodlake	Raleigh	NC	1996	100%	266	255	93.6%	685	0.71	S
CV at Deerfield	Raleigh	NC	1985	100%	204	198	97.1%	733	0.75	S
CG at Trinity Commons	Raleigh	NC	2000/2002	100%	462	484	93.3%	777	0.74	S

	Total	9	12.1 Years		2,653	2,735	94.6%	759	0.76

	Same Store	6	11.5 Years		1,714	1,695	94.5%	760	0.77

Ashley Park	Richmond	VA	1988	100%	272	194	88.2%	736	1.03	S
CR at West Franklin	Richmond	VA	1964/1965	100%	332	169	95.8%	777	1.51	S
CV at Hampton Glen	Richmond	VA	1986	100%	232	178	99.1%	862	1.13	S
CV at West End	Richmond	VA	1987	100%	224	156	99.1%	799	1.14	S
CV at Chase Gayton	Richmond	VA	1984	100%	328	311	97.0%	832	0.88	S
CV at Waterford	Richmond	VA	1989	100%	312	289	96.8%	870	0.94	S

	Total	6	24.9 Years		1,700	1,299	95.9%	813	1.06

	Same Store	6	24.9 Years		1,700	1,299	95.9%	813	1.06

CG at Godley Station I	Savannah	GA	2005	100%	312	337	93.9%	852	0.79
CV at Greentree	Savannah	GA	1984	100%	194	165	88.1%	739	0.87	S
CG at Hammocks	Savannah	GA	1997	100%	308	324	92.9%	939	0.89	S
CV at Huntington	Savannah	GA	1986	100%	147	121	88.4%	770	0.93	S
CV at Marsh Cove	Savannah	GA	1983	100%	188	197	91.0%	817	0.78	S

	Total	5	17.0 Years		1,149	1,145	91.5%	840	0.84

	Same Store	4	20.5 Years		837	807	90.6%	835	0.87

TOTAL PROPERTIES IN MAJOR MARKETS		93	13.9 Years		28,760	28,215	94.4%	$783	$0.80

	Same Store	74	14.6 Years		22,802	22,120	94.6%	$782	$0.80

4Q08
NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of December 31, 2008
Appendix

					Apartment	Square	Occupancy	Market Rental Rates
Property	MSA	State	Year Built / Avg Age	% Own	Homes	Feet(000s)	Rate	Per Home	Per SF	S-P
PROPERTIES IN OTHER MARKETS
Autumn Hill	Charlottesville	VA	1970	100%	425	370	72.5%	$786	$0.90	S
Autumn Park I & II	Greensboro	NC	2001/2004	100%	402	404	93.5%	735	0.73	S
CG at Bellevue	Nashville	TN	1996	100%	349	345	96.0%	888	0.90	S
CG at Seven Oaks	Tampa	FL	2004	100%	318	302	97.2%	876	0.92	S
CG at Wilmington	Wilmington	NC	1998/2002	100%	390	356	90.0%	722	0.79	S
CG at Brentwood	Nashville	TN	1995	25%	254	287	96.1%	997	0.89
CG at Palma Sola	Sarasota	FL	1992	25%	340	293	95.3%	771	0.89
CG at Lakewood Ranch	Sarasota	FL	1999	100%	288	302	99.3%	977	0.93	S
CV at Greenbrier	Washington DC	VA	1980	100%	258	217	97.7%	912	1.08	S
CV at Pinnacle Ridge	Asheville	NC	1948/1985	100%	166	147	98.2%	713	0.81	S
CV at Huntleigh Woods	Mobile	AL	1978	100%	233	199	92.7%	571	0.67	S
CV at Ashford Place	Mobile	AL	1983	100%	168	146	95.8%	637	0.73	S
CV at Tradewinds	Norfolk	VA	1988	100%	284	280	91.2%	800	0.81
CV at Mill Creek	Winston-Salem	NC	1984	100%	220	210	90.9%	583	0.61	S
CV at Harbour Club	Norfolk	VA	1988	100%	213	193	93.4%	872	0.96	S
CV at Cypress Village	Gulf Shores	AL	2008	100%	96	206	93.8%	1,153	0.54
Glen Eagles I & II	Winston-Salem	NC	1990/2000	100%	310	312	91.0%	637	0.63	S
Portofino at Jensen Beach	Port St. Lucie	FL	2002	100%	118	137	89.0%	854	0.74
Murano at Delray Beach	West Palm Beach	FL	2002	100%	93	112	95.7%	1,177	0.97

TOTAL PROPERTIES IN OTHER MARKETS		19	16.8 Years		4,925	4,816	92.0%	$795	$0.81

	Same Store	13	20.6 Years		3,740	3,501	91.9%	$772	$0.82

THIRD-PARTY MANAGED BUSINESS
Hawthorne Groves	Orlando	FL	2002	0%	328	363	95.7%
Hawthorne Village	Daytona Beach	FL	2006	0%	378	414	93.9%
Monte D’oro	Birmingham	AL	1977	0%	200	296	95.0%

TOTAL MANAGED		3	13.0 Years		906	1,073	94.8%

LEASE UP PROPERTIES

Enclave	Charlotte	NC	2008	100%	85	109	82.4%	1,626	1.27
CG at Traditions	Gulf Shores	AL	2007	35%	324	322	63.3%	705	0.71
CV at Godley Lake	Savannah	GA	2008	100%	288	270	69.1%	883	0.94
CG at Matthews Commons	Charlotte	NC	2008	100%	216	205	43.5%	858	0.90

TOTAL LEASE UP		4	0.1 Years		913	906	61.9%	$936	$0.94

TOTAL ALL PROPERTIES		119	13.6 Years		35,504	35,010	94.1%	$784	$0.80

	Same Store	87	15.9 Years		26,543	25,621	94.3%	$779	$0.81

Notes:

CG = Colonial Grand Apartments and CR = Colonial Reserve, Class A; CV = Colonial Village Apartments, Class B

LU = Properties in lease-up are not included in Occupancy Rate and Rental Rate subtotal and total categories.

S = Current year same-property portfolio: property has been in service for a full calendar year. Partially-owned properties are not included.
4Q08
NYSE: CLP

COLONIAL PROPERTIES TRUST
Office Property Table
As of December 31, 2008
Appendix

							Base Rent
			Year	%		Occupancy	Per
Property	MSA	State	Built	Own	SF - 000s	Rate	Sq. Foot (1)	S-P
CONSOLIDATED PROPERTIES
CC Brookwood Village	Birmingham	AL	2007	100%	169	99.3%	$29.31
Town Park 400	Orlando	FL	2008	100%	176	LU	$—
Metropolitan Midtown	Charlotte	NC	2008	100%	162	LU	$—

Total Consolidated	3				507	99.3%	$29.31

UNCONSOLIDATED PROPERTIES

DRA/CRT Joint Venture
Atlanta Chamblee	Atlanta	GA	2000	15%	1,139	89.7%	$19.83
Atlanta Perimeter	Atlanta	GA	1985	15%	182	85.2%	19.43
Atlantic Center Plaza	Atlanta	GA	2001	15%	500	91.5%	30.74
Baymeadows Way	Jacksonville	FL	1989/90/98	15%	224	100.0%	9.50
Broward Financial Center	Ft.Lauderdale	FL	1986	15%	326	78.3%	28.95
Charlotte University	Charlotte	NC	1999	15%	183	78.0%	19.30
Germantown Center	Memphis	TN	1999	15%	536	82.2%	19.43
Jacksonville Baymeadows	Jacksonville	FL	1999	15%	752	88.3%	13.51
Jacksonville JTB	Jacksonville	FL	2001	15%	417	89.5%	13.74
McGinnis Park	Atlanta	GA	2001	15%	201	74.9%	18.94
Orlando Central	Orlando	FL	1980	15%	625	74.0%	18.50
Orlando Lake Mary	Orlando	FL	1999	15%	305	74.2%	17.80
Orlando University	Orlando	FL	2001	15%	386	83.6%	20.18
Post Oak	Houston	TX	1982	15%	1,200	93.7%	20.47
Ravinia 3	Atlanta	GA	1991	15%	813	92.2%	18.54
Signature Place	Dallas	TX	1983/86	15%	437	77.3%	17.94
Westchase	Houston	TX	2000	15%	184	93.3%	23.40

Totals	17				8,411	86.6%	19.34

Totals (Weighted)					1,262	86.6%	19.34

DRA/CLP Joint Venture
901 Maitland	Orlando	FL	1985	15%	156	71.2%	$20.50
Colonial Center at TownPark	Orlando	FL	2001	15%	658	97.2%	21.63
Colonial Center at Bayside	Tampa	FL	1988-94/97	15%	213	76.9%	19.69
Colonal Center at Colonnade	Birmingham	AL	1989/99	15%	419	98.1%	21.82
Colonial Center Blue Lake	Birmingham	AL	1982-2005	15%	167	83.4%	20.61
Colonial Center Heathrow	Orlando	FL	1988/96/97/98/99/2000/2001	15%	922	88.9%	19.85
Colonial Place I and II	Tampa	FL	1984/86	15%	372	86.7%	25.32
Colonial Plaza	Birmingham	AL	1982-99	15%	171	88.8%	18.31
Colonial TownPark Office — Lifestyle	Orlando	FL	2004	15%	38	84.8%	24.31
Concourse Center	Tampa	FL	1982-2005/1983-2003/1984	15%	294	88.1%	20.08
Esplanade	Charlotte	NC	1981-2007	15%	203	83.0%	19.29
Independence Plaza	Birmingham	AL	1979-2000	15%	106	94.8%	18.74
International Park	Birmingham	AL	1987/99	15%	211	94.2%	20.29
The Peachtree	Atlanta	GA	1989	15%	317	92.6%	23.43
Research Park Plaza III and IV	Austin	TX	2001	15%	358	100.0%	22.20
Riverchase Center	Birmingham	AL	1985	15%	306	95.0%	10.70

Totals	16				4,910	90.8%	20.47

Totals (Weighted)					737	90.8%	20.47

Huntsville TIC Joint Venture
Colonial Center Lakeside	Huntsville	AL	1989/90	10%	122	97.9%	17.47
Colonial Center Research Park	Huntsville	AL	1999	10%	134	100.0%	18.43
Colonial Center Research Place	Huntsville	AL	1979/84/88	10%	273	76.6%	12.74
DRS Building	Huntsville	AL	1972/86/90/03	10%	215	100.0%	8.93
Northrop Grumman Building	Huntsville	AL	2007	10%	110	100.0%	13.76
Perimeter Corporate Park	Huntsville	AL	1986/89	10%	235	94.1%	18.33
Progress Center	Huntsville	AL	1987/89	10%	222	88.6%	12.88
Regions Bank Center	Huntsville	AL	1990	10%	154	98.7%	19.50
Research Park Office Center	Huntsville	AL	1998/99	10%	236	94.7%	12.41

Totals	9				1,702	93.0%	14.51

Totals (Weighted)					170	93.0%	14.51

4Q08
NYSE: CLP

COLONIAL PROPERTIES TRUST
Office Property Table
As of December 31, 2008
Appendix

							Base Rent
			Year	%		Occupancy	Per
Property	MSA	State	Built	Own	SF - 000s	Rate	Sq. Foot (1)	S-P
Colonial Center Mansell Joint Venture
Colonial Center Mansell Overlook	Atlanta	GA	1987/96/97/00	15%	653	98.2%	$21.57
Lakeside & Shoppes at Mansell	Atlanta	GA	1996-2005	15%	36	73.8%	26.10

Totals	2				689	97.0%	21.75

Totals (Weighted)					103	97.0%	21.75

Land Title Building	Birmingham	AL	1975	33%	30	100.0%	13.65

Total Unconsolidated	45				15,742	88.9%	$19.42

Total Unconsolidated (Weighted)					2,282	88.9%	19.42

THIRD-PARTY MANAGED BUSINESS
International Park 2000	Birmingham	AL		0%	130
Colonial Center Heathrow 500	Orlando	FL		0%	76

TOTAL MANAGED	2				207

TOTAL ALL PROPERTIES	50				16,455	89.7%	$20.19

Notes:

LU =	Properties in lease up; these properties are not included in occupancy subtotal or total categories.

S =	Current year same-property portfolio: property has been in service for a full calendar year. Partially-owned properties are not included.

(1)	Base rent per square foot amounts are calculated on a straight-line basis in accordance with GAAP.
4Q08
NYSE: CLP

COLONIAL PROPERTIES TRUST
Retail Property Table
As of December 31, 2008
Appendix

					Square Feet (000s)
						Anchor		Occupancy	Base Rent per
Property	MSA	State	Year Built	% Own	Total	Owned	CLP Owned	Rate	Sq. Foot (1)	S-P
CONSOLIDATED PROPERTIES

Brookwood Village	Birmingham	AL	1973/91/00	100%	604	232	372	94.6%	$18.53	S
Brookwood Convenience Center	Birmingham	AL	1974	100%	5	—	5	100.0%	17.74
CP Winter Haven	Orlando	FL	1986	100%	286	—	286	94.4%	7.52	S
CP Fultondale	Birmingham	AL	2007	100%	369	211	159	98.2%	13.98
CP Tannehill	Birmingham	AL	2008	100%	328	127	201	99.3%	15.40
Metropolitan Midtown Retail	Charlotte	NC	2008	100%	172	—	172	LU	LU

Total Consolidated		6			1,764	569	1,195	96.1%	$14.10

UNCONSOLIDATED PROPERTIES

OZRE Joint Venture
CP Alabaster	Birmingham	AL	2005	17%	612	393	219	96.9%	$13.86
CP Beechwood	Athens	GA	1963/92/05	17%	350	—	350	100.0%	11.09
CP Burnt Store	Punta Gorda	FL	1990	17%	95	—	95	91.3%	9.89
CP Hunter’s Creek	Orlando	FL	1993/95	17%	228	—	228	47.0%	14.20
CP Lakewood	Jacksonville	FL	1995	17%	195	—	195	82.9%	11.51
CP Northdale	Tampa	FL	1988/2000	17%	231	55	176	96.5%	10.87
CP Trussville	Birmingham	AL	2000	17%	388	—	388	96.2%	8.67
CP Trussville II	Birmingham	AL	2004	17%	283	225	58	92.1%	16.14
CS Clay	Birmingham	AL	1982/2004	17%	66	—	66	88.3%	12.22
Kingwood Commons	Houston	TX	2003/2004	17%	164	—	164	92.2%	17.47
CP at Portofino	Houston	TX	2000	17%	372	—	372	92.0%	15.58

Totals		11			2,983	672	2,311	88.7%	12.39

Totals (Weighted)		11					395	88.7%	12.39

DRA/CLP Joint Venture
CP TownPark	Orlando	FL	2005	15%	198	—	198	87.5%	$13.79
Colonial Shops Colonnade	Birmingham	AL	1989/2005	15%	125	—	125	87.5%	16.27

Totals		2			324	—	324	87.5%	14.80

Totals (Weighted)		2					49	87.5%	14.80

Parkway Place	Huntsville	AL	1999	50%	636	348	288	88.8%	$29.35
CP Hoover	Birmingham	AL	2002	10%	381	216	165	93.9%	12.30
CP Madison	Huntsville	AL	2000	25%	111	—	111	100.0%	10.74
Craft Farms	Gulf Shores	AL	2007	15%	345	125	220	LU	LU
CP Alabaster II	Birmingham	AL	2007	5%	355	226	129	96.8%	16.32
CP Tutwiler II	Birmingham	AL	2008	5%	65	—	65	100.0%	13.84
CP Smyrna	Smyrna	TN	2008	50%	416	268	148	93.4%	16.30
CP Turkey Creek	Knoxville	TN	2005	50%	486	—	486	96.5%	19.71

Totals		9			2,795	1,182	1,611	94.7%	16.23

Totals (Weighted)		9					533	94.0%	17.70

Total Unconsolidated		22			6,102	1,855	4,246	90.7%	16.82

Total Unconsolidated (Weighted)		22					977	91.5%	16.66

THIRD-PARTY MANAGED BUSINESS
Calico Corner	Birmingham	AL		0%	6
Hoover Commons	Birmingham	AL		0%	197
Bear Lake	Orlando	FL		0%	131
CP Boulevard Square	Pembroke Pines	FL		0%	221
CP Deerfield	Deerfield Beach	FL		0%	379
CS College Parkway	Ft. Myers	FL		0%	79
CS Pines Plaza	Pembroke Pines	FL		0%	68

TOTAL MANAGED		7			1,080

Total Retail Properties		35			8,946	2,424	5,441	91.8%	$16.16

Total Retail Properties (Weighted)		35					2,172	93.9%	$15.26

Notes:

LU =	Properties in lease up; these properties are not included in occupancy subtotal or total categories.

S =	Current year same-property portfolio: property has been in service for a full calendar year. Partially-owned properties are not included.

(1)	Base rent per square foot amounts are calculated on a straight-line basis in accordance with GAAP. This calculation does not include anchor-owned square feet.
4Q08
NYSE: CLP

COLONIAL PROPERTIES TRUST
Additional Corporate Data
As of December 31, 2008
($ in 000s)
UNCONSOLIDATED JOINT VENTURE SUMMARY

	Units/			Occupancy
Property	SF-000s		CLP % Own	Rate	Sec’d Debt	Equity Invest
CMS Joint Venture I
Colonial Grand at Mountain Brook	392		15%	95.9%	$2,955	$288

CMS Joint Venture II
Colonial Village at Rocky Ridge	226		15%	95.1%	1,669	(461)

CMS Joint Venture III
Colonial Village at Palma Sola	340		25%	95.3%	5,825	(561)

CMS Joint Venture IV
Colonial Grand at Brentwood	254		25%	96.1%	4,805	114

CMS Joint Venture V
Colonial Grand at Canyon Creek	336		25%	93.5%	6,852	639

DRA
Colony Woods	414		10%	98.1%	1,619	921

DRA
The Grove at Riverchase	345		20%	94.8%	3,850	1,291
Cunningham	280		20%	92.5%	2,800	896
Colonial Village at Cary	319		20%	91.2%	4,320	1,752

	944				10,970	3,939

Other
Colonial Grand at Research Park	370		20%	94.3%	4,568	1,053
Colonial Grand at Huntcliff	358		20%	96.4%	5,200	1,894
Regents Park (Phase II) (1)	—		40%	—	—	3,424
Colonial Grand at Traditions	324		35%	LU	11,518	570
Belterra	288		10%	91.0%	2,000	616
Colonial Grand at McKinney (Development)	541		25%	—	—	1,521

	1,881				23,286	9,078

Total Multifamily	4,787				57,981	13,957

Land Title Building	30		33%	100.0%	335	119
Colonial Center Mansell JV	689		15%	97.0%	13,903	727
DRA/CRT (2)	8,411		15%	86.6%	141,135	24,091
DRA/CLP (3)	5,234		15%	90.6%	111,286	(10,976)
Huntsville TIC (4)	1,702		10%	93.0%	10,754	(3,747)

Total Office	16,066				277,413	10,214

OZRE (5)	2,983		17%	88.7%	50,064	(7,579)

Other
Parkway Place	636		50%	88.8%	28,878	10,690
Colonial Promenade Madison	111		25%	100.0%	—	2,187
Colonial Promenade Hoover	381		10%	93.9%	1,636	67
Colonial Promenade Smyrna	416		50%	93.4%	15,074	2,378
Craft Farms	345		15%	LU	6,450	823
Colonial Pinnacle at Turkey Creek	486		50%	96.5%	32,500	4,673
Colonial Pinnacle at Turkey Creek III (Development)	60		50%	LU	4,238	6,842
Colonial Promenade Alabaster II/Tutwiler II	420		5%	98.3%	2,000	(173)

	2,855				90,776	27,487

Total Retail	5,838	(6)			140,840	19,908

Other Unconsolidated Investments					79	2,142

Total Investments in Unconsolidated Subsidiaries					$476,313	$46,221

Notes:

LU =	Properties in lease up.

(1)	The Company beagn consolidating the Regents Park Joint Venture (Phase I) in its financial statements as of September 30, 2008. The Regents Park Joint Venture (Phase II) consists of undeveloped land.

(2)	As of December 31, 2008, this joint venture included 17 properties located in Ft. Lauderdale, Jacksonville and Orlando, Florida; Atlanta, Georgia; Charlotte, North Carolina; Memphis, Tennessee and Houston, Texas.

(3)	As of December 31, 2008, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas. Equity investment includes the value of the Company’s investment of approximately $23.2 million, offset by the excess basis difference on the June 2007 joint venture transaction of approximately $34.1 million, which is being amortized over the life of the properties.

(4)	Equity investment includes the Company’s investment of approximately $3.8 million, offset by the excess basis difference on the transaction of approximately $7.5 million, which is being amortized over the life of the properties.

(5)	As of December 31, 2008, this joint venture included 11 retail properties located in Birmingham, Alabama; Jacksonville, Orlando, Punta Gorda and Tampa, Florida; Athens, Georgia and Houston, Texas. Equity investment includes the value of the Company’s investment of approximately $9.0 million, offset by the excess basis difference on the June 2007 joint venture transaction of approximately $16.6 million, which is being amortized over the life of the properties.

(6)	Includes anchor-owned square footage.
4Q08
NYSE: CLP

COLONIAL PROPERTIES TRUST
Glossary of Terms

AVERAGE RENT PER SQUARE FOOT (UNIT):	Base rental revenue charged to tenants divided by occupied square feet for retail and office properties. Average of monthly rent charged for occupied and rent asked for unoccupied units at month end for multifamily properties. Rental revenue used is on an annual basis for retail and office properties and on a monthly basis for multifamily properties.

CAPITALIZED LEASING COMMISSIONS:	Commissions paid for obtaining a lease which have been capitalized and are to be amortized over the lease term.

CONCESSIONS:	Relief or reduction of rent charges for a specified period, negotiated as a part of entering into a lease agreement.

DIVIDEND PER SHARE:	The dividends/distributions paid to each shareholder of Colonial Properties Trust and to each partner of Colonial Realty Limited Partnership as of a specific date.

EBITDA:	Earnings before interest, taxes, depreciation and amortization excluding the effects of gains (losses) from sales of property.

FFO PER SHARE:	FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company’s Common Shares.

FUNDS FROM OPERATIONS (FFO):	Calculated per the NAREIT White Paper. Net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

LEASING EXECUTION:	Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.

OCCUPANCY RATE:	Total square feet (units) rented divided by net rentable square feet (units) on the date indicated.

OPERATING EXPENSES:	Total operating expenses (as reported by the Company to the SEC in its periodic filings) less depreciation and amortization. This amount does not include other income and expenses such as interest and gains or losses on sales of assets.

OPERATING FUNDS FROM OPERATIONS (FFO):	Funds from Operations excluding gains on the sale of land and development properties and gains on the repurchase of bonds and preferred shares.

OPERATING FFO PER SHARE:	Operating FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company’s Common Shares.

PERCENT GROWTH:	Percentage increase of an item when compared to the same item from the same quarter in the prior-year.

PROPERTY OR DIVISIONAL NET OPERATING INCOME:	Property revenues less property operating expenses.

RENTAL DOLLARS (LEASING EXECUTION):	Total annual revenues to be earned the first year from renewed or re-leased space.

SAME PROPERTY:	Properties owned in the current year which were also owned for the 12 calendar months of the prior year; same-property may be restated during the year to account for any disposition activity.

STOCK PRICE PER SHARE:	The closing price reported by the New York Stock Exchange on the date indicated.

TENANT IMPROVEMENTS (TI):	A capital expense used to improve the physical space occupied by a new or new (re-leasing) tenant. Tenant improvements are amortized over the term of the lease or the life of the asset, whichever is longer.

TOTAL MARKET CAPITALIZATION:	The sum of total notes and mortgages payable plus the total market value of all shares and units outstanding at the market price per share on the date indicated.
4Q08
NYSE: CLP